SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Global Cornerstone Holdings Limited

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GLOBAL CORNERSTONE HOLDINGS LIMITED
352 Park Avenue South
13th Floor
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 15, 2013

DEAR GLOBAL CORNERSTONE HOLDINGS LIMITED SHAREHOLDERS:

You are cordially invited to attend a Special Meeting of Shareholders (the “Special Meeting”) of Global Cornerstone Holdings Limited (“Global Cornerstone”) to be held at 10:00 a.m., Eastern Time, on January 15, 2013 at the offices of Global Cornerstone’s counsel, Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 100017, for the purpose of considering and voting upon the following proposals:

(1)  The Extension Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association extending the date by which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013 (the “Extension Amendment”);

(2)  The Conversion Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association permitting holders of ordinary shares issued in Global Cornerstone’s initial public offering (referred to as the “IPO” and such shares sold in the IPO referred to as the “Public Shares”) to elect to convert their Public Shares (referred to as the “Conversion”) into a pro rata portion of the funds held in the trust account established at the time of the IPO (referred to as the “trust account”) if (i) the Extension Amendment and IMTA Amendment are approved, (ii) an amendment to Global Cornerstone’s memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment is filed with the Registry of Corporate Affairs in the British Virgin Islands and (iii) the IMTA Amendment is executed (the “Conversion Amendment”);

(3)  The IMTA Amendment — to consider and vote upon an amendment to the Investment Management Trust Agreement (the “IMTA”), by and between Global Cornerstone and Continental Stock Transfer & Trust Company entered into at the time of the IPO to (i) permit the withdrawal of the Withdrawal Amount (as defined herein) from the trust account and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA to April 19, 2013 (the “IMTA Amendment”); and

(4)  Such other procedural matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement.

Global Cornerstone’s memorandum and article of association currently provides that if Global Cornerstone does not consummate an initial business combination by January 20, 2013 (being 21 months following the date of the IPO), Global Cornerstone will distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to holders of the Public Shares by way of redemption. As explained below, there is a likelihood that Global Cornerstone will be unable to complete its business combination by January 20, 2013. Global Cornerstone’s Board of Directors believes shareholders will benefit from Global Cornerstone’s having additional time to consummate its business combination and is therefore proposing an amendment to Global Cornerstone’s memorandum and articles of association to extend the date by which it must consummate an initial business combination from January 20, 2013 to April 19, 2013.

The approval of the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal each require the affirmative vote of sixty-five percent (65%) of the issued and outstanding ordinary shares of Global Cornerstone as of the record date. The implementation of each proposal is conditioned upon the approval of each other proposal and, therefore, Global Cornerstone’s Board of Directors will abandon the Extension Amendment, the Conversion Amendment and the IMTA Amendment and not implement any of them unless each proposal is approved by the shareholders at the Special Meeting. Moreover, the Extension Amendment will not be presented at the Special Meeting for consideration by our shareholders unless a definitive agreement with respect to an initial business combination is executed prior to the vote on the Extension Amendment at the Special Meeting.

All shareholders, regardless of how they vote on any proposal, shall be entitled to elect, in connection with the implementation of the Conversion Amendment, to convert their shares into a pro rata portion of the trust account if all the proposals presented at the Special Meeting are approved and implemented. Regardless of how you vote, you may decide to convert some, all or none of the Public Shares you own. If the holders of the Public Shares approve the Extension Amendment, the Conversion Amendment and the IMTA Amendment, Global Cornerstone anticipates notifying the trustee promptly after the Special Meeting, which is scheduled for January 15, 2013, to distribute from the trust account an amount equal to the total pro rata portion of the Public Shares being converted. Global Cornerstone estimates that the per share pro rata portion of the trust account will be approximately $10.00 at the time of the Special Meeting.

As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million, that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment.

Only Global Cornerstone shareholders who held Global Cornerstone ordinary shares as of          , being the record date for the Special Meeting, will be entitled to vote at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign and date your proxy card in the pre-addressed postage paid envelope. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you must obtain a proxy from your broker or bank. If you do not submit your proxy or vote in person at the Special Meeting or, if you hold your shares through a broker or bank, if you do not instruct your broker how to vote your shares or obtain a proxy from your broker or bank to vote in person at the Special Meeting, it will have the same effect as a vote against the proposals presented to the shareholders, as more fully described in this proxy statement.

Attached is a proxy statement for Global Cornerstone. The management team and Board of Directors of Global Cornerstone firmly believe that it is in the best interests of Global Cornerstone’s shareholders to extend the corporate life of Global Cornerstone to April 19, 2013 to allow Global Cornerstone sufficient time to consummate an initial business combination. We strongly encourage all shareholders to vote “FOR” the Extension Amendment, “FOR” the Conversion Amendment and “FOR” the IMTA Amendment. Voting “FOR” the Extension Amendment, “FOR” the Conversion Amendment or “FOR” the IMTA Amendment will NOT preclude you from exercising your conversion rights in connection with the implementation of the Extension Amendment, the Conversion Amendment and the IMTA Amendment or your redemption rights in connection with the shareholder vote on an initial business combination.

You are not being asked to vote on an initial business combination at this time. Although our IPO prospectus stated that we could consummate our initial business combination and conduct redemptions of ordinary shares for cash without a shareholder vote pursuant to the tender offer rules of the Securities and Exchange Commission, which we refer to as the “SEC”, the Company has determined, in light of the proposed Extension Amendment, to hold a shareholder vote with respect to our initial business combination and offer to redeem shares in conjunction with the related proxy solicitation pursuant to the proxy rules of the SEC. If you are a holder of ordinary shares of Global Cornerstone, you will have the specific right to vote on the proposed business combination and Global Cornerstone expects to present the business combination for your vote in the near future.

Since the completion of its IPO, Global Cornerstone has been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements prepared in accordance with, or reconciled to, U.S. GAAP. Commencing promptly upon completion of its IPO, Global Cornerstone began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. The Special Meeting will not be held unless a definitive agreement with respect to an initial business combination is executed prior to the vote on the Extension Amendment at the Special Meeting.

Global Cornerstone’s board of directors has unanimously approved the Extension Amendment, the Conversion Amendment and the IMTA Amendment and unanimously recommends that Global Cornerstone shareholders vote FOR approval of the Extension Amendment, FOR approval of the Conversion Amendment and FOR the approval of the IMTA Amendment.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Conversion Amendment, the IMTA Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Thank you for your consideration of these matters.

Sincerely,

James D. Dunning
Chairman of the Board of Directors and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE OR WHETHER YOU WISH TO EXERCISE YOUR CONVERSION RIGHTS, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. IN THAT EVENT A GLOBAL CORNERSTONE SHAREHOLDER WILL NOT BE ELIGIBLE TO HAVE ITS SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF GLOBAL CORNERSTONE’S INITIAL PUBLIC OFFERING ARE HELD. A GLOBAL CORNERSTONE SHAREHOLDER MUST DEMAND THAT GLOBAL CORNERSTONE CONVERT ITS SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT NO LATER THAN THE CLOSE OF THE VOTE ON THE CONVERSION AMENDMENT PROPOSAL IN ORDER TO EXERCISE CONVERSION RIGHTS IN CONNECTION THEREWITH REGARDLESS OF HOW SUCH SHAREHOLDER VOTES WITH RESPECT TO THE CONVERSION AMENDMENT. IN ORDER TO CONVERT ITS SHARES, A GLOBAL CORNERSTONE SHAREHOLDER MUST TENDER ITS STOCK TO GLOBAL CORNERSTONE’S SHARE TRANSFER AGENT PRIOR TO THE SPECIAL MEETING OF GLOBAL CORNERSTONE SHAREHOLDERS. A SHAREHOLDER MAY TENDER STOCK BY EITHER DELIVERING THE STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING THE SHARES ELECTRONICALLY THROUGH DEPOSITORY TRUST COMPANY. IF THE EXTENSION AMENDMENT, THE CONVERSION AMENDMENT AND THE IMTA AMENDMENT ARE NOT APPROVED AND IMPLEMENTED, THEN THESE SHARES WILL NOT BE CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT, THE EXTENSION AMENDMENT WILL NOT BE EFFECTED AND THE COMPANY WILL DISTRIBUTE THE AGGREGATE AMOUNT THEN ON DEPOSIT IN THE TRUST ACCOUNT (LESS UP TO $100,000 OF THE NET INTEREST EARNED THEREON TO PAY DISSOLUTION EXPENSES), PRO RATA, TO OUR PUBLIC SHAREHOLDERS BY WAY OF REDEMPTION. IF A GLOBAL CORNERSTONE SHAREHOLDER HOLDS THE SHARES THROUGH A BROKERAGE FIRM OR BANK, IT MUST INSTRUCT THE ACCOUNT EXECUTIVE AT ITS BROKER OR BANK TO WITHDRAW THE SHARES FROM ITS ACCOUNT IN ORDER TO EXERCISE ITS CONVERSION RIGHTS. SEE “SPECIAL MEETING OF SHAREHOLDERS — CONVERSION RIGHTS” BEGINNING ON PAGE 19 OF THE PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

GLOBAL CORNERSTONE HOLDINGS LIMITED
352 Park Avenue South
13th Floor
New York, New York 10010

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 15, 2013

PROXY STATEMENT

The Special Meeting of Shareholders (the “Special Meeting”) of Global Cornerstone Holdings Limited, a British Virgin Islands business company (“Global Cornerstone”), will be held at 10:00 a.m., Eastern Time, on January 15, 2013, at the offices of Global Cornerstone’s counsel, Ellenoff Grossman & Schole LLP (“EGS”), 150 East 42nd Street, 11th Floor, New York, New York 10017, for the purpose of considering and voting upon the following proposals:

(1)  The Extension Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association extending the date by which Global Cornerstone must consummate an initial business combination from January 20, 2013 to April 19, 2013 (the “Extension Amendment”);

(2)  The Conversion Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association permitting holders of ordinary shares issued in Global Cornerstone’s initial public offering (referred to as the “IPO” and such shares sold in the IPO referred to as the “Public Shares”) to elect to convert their Public Shares (referred to as the “Conversion”) into a pro rata portion of the funds held in the trust account established at the time of the IPO (referred to as the “trust account”) if (i) the Extension Amendment and IMTA Amendment are approved, (ii) an amendment to Global Cornerstone’s memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment is filed with the Registry of Corporate Affairs in the British Virgin Islands and (iii) the IMTA Amendment is executed (the “Conversion Amendment”);

(3)  The IMTA Amendment — to consider and vote upon an amendment to the Investment Management Trust Agreement (the “IMTA”), by and between Global Cornerstone and Continental Stock Transfer & Trust Company entered into at the time of the IPO to (i) permit the withdrawal of the Withdrawal Amount (as defined herein) from the trust account and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA to April 19, 2013 (the “IMTA Amendment”); and

(4)  Such other procedural matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Extension Amendment, the Conversion Amendment and the IMTA Amendment are essential to the overall implementation of the Board of Directors’ plan to extend the date by which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013. The implementation of each of the proposals is dependent on the approval and implementation of all proposals. Moreover, none of the Extension Amendment proposal, the Conversion Amendment proposal or the IMTA Amendment proposal will be presented at the Special Meeting for consideration by our shareholders unless a definitive agreement with respect to an initial business combination is executed prior to the vote on the Extension Amendment at the Special Meeting.

As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment.

If any of the Extension Amendment, the Conversion Amendment or IMTA Amendment is not approved and we do not complete an initial business combination as contemplated by our IPO prospectus and in accordance with our memorandum and articles of association by January 20, 2013, we will distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to our public shareholders by way of redemption and intend to cease all operations except for the purposes of any winding up of our affairs. Global Cornerstone’s sponsor has waived its redemption rights with respect to their ordinary shares of Global Cornerstone purchased prior to the IPO, which are referred to as the founder shares. There will be no distribution from the trust account with respect to Global Cornerstone’s warrants, which will expire worthless in the event we do not consummate an initial business combination by January 20, 2013. Global Cornerstone will pay the costs of the liquidation and distribution of the trust account from assets remaining outside of the trust account and may request the trustee to release up to $100,000 of the net interest earned on the trust account to pay dissolution expenses.

If the Extension Amendment, the Conversion Amendment and IMTA Amendment are approved at the Special Meeting, Global Cornerstone will amend the IMTA and, pursuant to the IMTA Amendment, (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the Public Shares converted pursuant to the Conversion and (ii) deliver to the holders of such converting Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Global Cornerstone to complete its initial business combination on or before April 19, 2013. Holders of Public Shares who do not convert their Public Shares in connection with the approval of the Extension Amendment, the Conversion Amendment and IMTA Amendment will retain their ability to vote on an initial business combination and exercise their redemption rights until the earlier of such shareholder vote or April 19, 2013.

If you exercise your conversion rights and amended and restated memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment are filed with the Registry of Corporate Affairs in the British Virgin Islands and the IMTA Amendment is executed, your ordinary shares of Global Cornerstone will cease to be outstanding immediately following the Conversion and will only represent the right to receive a pro rata share of the trust account. You will no longer own those shares.

The record date for the Special Meeting is            . Record holders of Global Cornerstone ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 9,756,098 outstanding ordinary shares of Global Cornerstone including 8,000,000 outstanding Public Shares. The sponsor of Global Cornerstone has agreed to vote its 1,756,098 shares (18.0%) in favor of all proposals presented at the Special Meeting. Global Cornerstone’s warrants do not have voting rights as to all proposals to be presented at the Special Meeting.

Global Cornerstone consummated its IPO on April 20, 2011. Citigroup Global Markets Inc., or Citigroup, acted as sole book-running manager for the IPO. Citigroup and the other underwriters may provide assistance to Global Cornerstone and its directors and executive officers, and may be deemed to be participants in the solicitation of proxies with respect to the Special Meeting. Approximately $2,800,000 of the underwriters’ discounts and commissions relating to Global Cornerstone’s IPO was deferred and will be released to the underwriters only upon Global Cornerstone’s consummation of an initial business combination. If an initial business combination is not consummated and Global Cornerstone is required to distribute the aggregate amount then held in the trust account, the underwriters will not receive any of such fees. Shareholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

This proxy statement is dated             and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. Global Cornerstone’s memorandum and articles of association provides a failure to consummate an initial business combination by January 20, 2013 triggers an automatic redemption of the Public Shares. Although work towards consummating an initial business combination is at an advanced stage, Global Cornerstone believes it may be unable to consummate an initial business combination by January 20, 2013. Accordingly, we have determined to seek shareholder approval to extend the date by which Global Cornerstone must consummate an initial business combination from January 20, 2013 to April 19, 2013. Shareholders are being asked to consider and vote upon a proposal to amend Global Cornerstone’s memorandum and articles of association, which we refer to as the Extension Amendment, to extend the date by which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013. The Extension Amendment proposal will be presented at the Special Meeting for consideration by our shareholders only in the event a definitive agreement with respect to an initial business combination has been executed prior to the vote on the Extension Amendment at the Special Meeting.
Shareholders are also being asked to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association, which we refer to as the Conversion Amendment, to permit holders of Public Shares to demand conversion of their Public Shares into a pro rata portion of the trust account in connection with the implementation of the Extension Amendment if the Extension Amendment is so approved and the amendment to Global Cornerstone's memorandum and articles of association is filed with the Registry of Corporate Affairs in the British Virgin Islands. All shareholders, regardless of how they vote on any proposal, shall be entitled to elect, in connection with the implementation of the Conversion Amendment, to convert their shares into a pro rata portion of the trust account if all the proposals presented at the Special Meeting are approved and implemented. Regardless of how you vote, you may decide to convert some, all or none of the Public Shares you own.
Shareholders are also being asked to consider and vote upon an amendment to Global Cornerstone’s Investment Management Trust Agreement, or the IMTA, which we refer to as the IMTA Amendment, to (i) permit the withdrawal of the Withdrawal Amount (as defined herein) from the trust account and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA to April 19, 2013 in the event the Extension Amendment and the Conversion Amendment are approved and filed with the Registry of Corporate Affairs in the British Virgin Islands.

This proxy statement contains important information about the Extension Amendment, the Conversion Amendment and the IMTA Amendment and the other matters to be acted upon at the Special Meeting. You should read it carefully.
Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement and its annexes.
Q. What is being voted on?	A. Below are the proposals on which Global Cornerstone shareholders are being asked to vote:

(1) The Extension Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association extending the date by which Global Cornerstone must consummate an initial business combination from January 20, 2013 to April 19, 2013;
(2) The Conversion Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association permitting holders of Public Shares to elect to convert their Public Shares into a pro rata portion of the funds held in the trust account if (i) the Extension Amendment and IMTA Amendment are approved, (ii) an amendment to Global Cornerstone’s memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment is filed with the Registry of Corporate Affairs in the British Virgin Islands and
(iii) the IMTA Amendment is executed;
(3) The IMTA Amendment — to consider and vote upon an amendment to the Investment Management Trust Agreement (the “IMTA”), by and between Global Cornerstone and Continental Stock Transfer & Trust Company entered into at the time of the IPO to (i) permit the withdrawal of the Withdrawal Amount (as defined herein) from the trust account and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA to April 19, 2013, in the event the Extension Amendment and the Conversion Amendment are approved and filed with the Registry of Corporate Affairs in the British Virgin Islands; and
(4) Such other procedural matters as may properly come before the Special Meeting or any adjournment or postponement thereof.
The Extension Amendment, the Conversion Amendment and IMTA Amendment are essential to the overall implementation of the Board of Directors’ plan to extend the date by which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013. The implementation of each proposal is conditioned upon the approval of each other proposal and, therefore, Global Cornerstone’s Board of Directors will abandon the Extension Amendment, the Conversion Amendment and the IMTA Amendment and not implement any of them unless each proposal is approved by the shareholders at the Special Meeting. In addition, the Extension Amendment will be presented at the Special Meeting for consideration by our shareholders only in the event a definitive agreement with respect to an initial business combination has been executed prior to the vote on the Extension Amendment at the Special Meeting.
If the Extension Amendment, the Conversion Amendment and IMTA Amendment are approved and implemented, Global Cornerstone will remove the Withdrawal Amount from the trust account and deliver to the holders of converting Public Shares their pro rata portion of the Withdrawal Amount. The remainder will be retained in the trust account for Global Cornerstone’s use in connection with the consummation of an initial business combination on or before April 19, 2013.

Q. Are the proposals conditioned on one another?	A. Yes. The implementation of each of the proposals is dependent on the approval and implementation of all proposals. Moreover, the Extension Amendment proposal will be presented at the Special Meeting for consideration by our shareholders only in the event a definitive agreement with respect to an initial business combination has been executed prior to the vote on the Extension Amendment at the Special Meeting.
Q. Why is Global Cornerstone proposing the Extension Amendment?	A. Global Cornerstone was formed for the purpose of acquiring, engaging in share exchange, share reconstruction and amalgamation or contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or assets, referred to herein as Global Cornerstone’s initial business combination or Global Cornerstone’s business combination.
Although work towards consummating an initial business combination is at an advanced stage, Global Cornerstone believes it may be unable to consummate an initial business combination by January 20, 2013, Accordingly, Global Cornerstone has determined to seek shareholder approval to extend the date by which it must consummate its initial business combination from January 20, 2013 to April 19, 2013. If the Extension Amendment is approved, Global Cornerstone expects to seek shareholder approval of an initial business combination in the near future.
The Board of Directors believes the current shareholders are not prejudiced by the proposed Extension Amendment since all holders of Public Shares are being offered the opportunity to convert their Public Shares and receive their pro rata portion of the trust account in connection with the approval of the proposals, which will occur within the original timeframe contemplated in the IPO prospectus.

You are not being asked to vote on an initial business combination at this time. Although our IPO prospectus stated that we could consummate our initial business combination and conduct redemptions of ordinary shares for cash without a shareholder vote pursuant to the tender offer rules of the SEC, the Company has determined, in light of the proposed Extension Amendment, to hold a shareholder vote with respect to our initial business combination and offer to redeem shares in conjunction with the related proxy solicitation pursuant to the proxy rules of the SEC. If you are a holder of ordinary shares of Global Cornerstone, you will have the specific right to vote on the proposed business combination and Global Cornerstone expects to present the business combination for your vote in the near future.
Q. Does Global Cornerstone’s memorandum and articles of association permit the Extension Amendment?	A. Yes. Global Cornerstone’s memorandum and articles of association prohibits the Company and its directors and officers from proposing any amendment to its memorandum and articles of association that would affect the substance or timing of the Company’s obligation to redeem the Public Shares. The Board of Directors believes the Extension Amendment affects neither the substance nor timing of the redemption rights as holder of Public Shares shall continue to have the right to receive a pro rata portion of the trust account upon exercise of their redemption rights in connection with the consummation of an initial business combination or upon the termination date. The Extension Amendment will not be presented at the Special Meeting for consideration by our shareholders unless a definitive agreement with respect to an initial business combination has been executed before the vote on the Extension Amendment at the Special Meeting.
Q. Why is Global Cornerstone proposing the Conversion Amendment?	A. The Conversion Amendment is intended to provide those shareholders who wish to get their money back on or prior to January 20, 2013 the opportunity to do so in connection with the implementation of the Extension Amendment and IMTA Amendment. As a result, the Extension Amendment will be implemented only if the Conversion Amendment proposal is also approved by the shareholders.
As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment.

Q. Why is Global Cornerstone proposing the IMTA Amendment?	The IMTA provides that, unless an initial business combination is consummated, the trust account would liquidate on January 20, 2013. Moreover, the IMTA provides that funds may be withdrawn from the trust account only upon consummation of an initial business combination. In order to implement the Extension Amendment and Conversion Amendment, Global Cornerstone is seeking to amend the IMTA to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA from January 20, 2013 to April 19, 2013.
Q. What vote is required to approve the proposals presented at the Special Meeting?	A. The approval of the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal each require the affirmative vote of sixty-five percent (65%) of the issued and outstanding ordinary shares of Global Cornerstone as of the record date.
Abstentions will have the same effect as a vote “AGAINST” the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal. A broker non-vote, while considered present for the purposes of establishing quorum, will have the same effect as a vote “AGAINST” the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal.
Q. How will the Global Cornerstone sponsor vote?	A. Global Cornerstone Holdings LLC, our sponsor, has indicated it will vote the ordinary shares it holds in favor of all proposals presented at the Special Meeting.
In addition, Global Cornerstone’s sponsor, directors and officers and their respective affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment, the Conversion Amendment or IMTA Amendment. Any Public Shares held by or subsequently purchased by affiliates of Global Cornerstone will be voted in favor of the Extension Amendment, the Conversion Amendment and the
IMTA Amendment.
Q. What happens if I vote against the Extension Amendment proposal, the Conversion Amendment proposal or the IMTA Amendment proposal?	A. If the Extension Amendment, the Conversion Amendment and IMTA Amendment are not each approved, none of the Extension Amendment, the Conversion or IMTA Amendment will be implemented by Global Cornerstone, shareholders will be unable to convert their Public Shares pursuant to the Conversion and, unless Global Cornerstone can consummate an initial business combination by January 20, 2013, it will distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to the holders of Public Shares as of such date by way of redemption.

Q. What happens if the Extension Amendment is not approved?	A. Unless an initial business combination is consummated on or prior to January 20, 2013, Global Cornerstone (i) will distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to our public shareholders by way of redemption and (ii) intends to cease all operations except for the purposes of any winding up of its affairs unless the Extension Amendment is approved.
Q. Is there a limitation on the right of Public Shareholders to seek Conversion of the Public Shares they hold?	Yes. In no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment. In such event, any Public Shares tendered to the transfer agent in accordance with the instructions provided in this proxy statement shall be returned to the owner as promptly as practical.
Q. If the Extension Amendment, the Conversion Amendment and IMTA Amendment are approved, what happens next?	A. If the Extension Amendment, the Conversion Amendment and IMTA Amendment are approved at the Special Meeting, Global Cornerstone will file amended and restated memorandum and articles of association with the Registry of Corporate Affairs in the British Virgin Islands in the form of Annex A hereto. Global Cornerstone will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares and warrants will remain publicly traded. Global Cornerstone will then continue to work to consummate an initial business combination on or before April 19, 2013.
Upon the filing of amended and restated memorandum and articles of association with the Registry of Corporate Affairs in the British Virgin Islands and the execution of the IMTA Amendment, Global Cornerstone will remove the Withdrawal Amount from the trust account and deliver to the holders of converting Public Shares their pro rata portion of the Withdrawal Amount. The remainder will be retained in the trust account for Global Cornerstone’s use in connection with the consummation of an initial business combination on or before April 19, 2013.
As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment.

Q. How do I exercise my conversion rights?	A. If you are a holder of Public Shares and wish to exercise your conversion rights, prior to the vote on the Conversion Amendment proposal, you must (i) demand that Global Cornerstone convert your Public Shares into a pro rata portion of the trust account by checking the appropriate box on your proxy card, and (ii) deliver your shares to Global Cornerstone’s transfer agent physically or electronically through Depository Trust Company, or DTC, prior to the Special Meeting.
Your vote on any proposal will have no impact on your conversion rights.
You may exercise your conversion rights by checking the box on the proxy card. If you (i) initially do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to Global Cornerstone to exercise your conversion rights or (ii) later wish to change the exercise of your conversion rights, you may request Global Cornerstone to send you another proxy card on which you may indicate your intention. You may make such request by contacting Global Cornerstone at the phone number or address listed on page 14.
Any request for conversion, once made, may be withdrawn at any time until the vote taken with respect to the Conversion Amendment proposal at the Special Meeting. If you delivered your shares for conversion to Global Cornerstone’s transfer agent and decide prior to the Special Meeting not to exercise your conversion rights, you may request that Global Cornerstone’s transfer agent return the shares (physically or electronically). You may make such request by contacting Global Cornerstone’s transfer agent at the phone number or address listed on page 14.
Any corrected or changed proxy card must be received by Global Cornerstone’s transfer agent prior to the Special Meeting. No demand for conversion will be honored unless the holder’s ordinary shares have been delivered (either physically or electronically) to the transfer agent prior to the Special Meeting.
Q. What do I need to do now?	A. You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Extension Amendment, the Conversion Amendment and IMTA Amendment will affect you as a shareholder of Global Cornerstone. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q. How do I vote?	A. If you were a holder of record of Global Cornerstone ordinary shares on , the record date for the Special Meeting, you may vote with respect to the applicable proposals in person at the Special Meeting or by submitting a proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Q. What will happen if I abstain from voting or fail to vote at the Special Meeting?	A. Global Cornerstone will count a properly executed, proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote on the Extension Amendment, the Conversion Amendment or IMTA Amendment will have the same effect as a vote “AGAINST” the proposal. In order to exercise your conversion rights, you must make an election on the proxy card to convert such ordinary shares or submit a request in writing to Global Cornerstone’s transfer agent at the address listed on page 14, and deliver your shares to Global Cornerstone’s transfer agent physically or electronically through DTC prior to the Special Meeting.
Q. What will happen if I sign and return my proxy card without indicating how I wish to vote?	A. Signed and dated proxies received by Global Cornerstone without an indication of how the shareholder intends to vote on a proposal will be voted “FOR” each proposal presented at the Special Meeting.
Q. If I am not going to attend the Special Meeting in person, should I return my proxy card instead?	A. Yes. Whether or not you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the pre-addressed postage-paid envelope provided herewith as soon as possible, so your shares may be represented at the Special Meeting.

Q. If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A. No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Global Cornerstone believes the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum, but will not count for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.
Q. May I change my vote after I have mailed my signed proxy card?	A. Yes. You may change your vote by sending a later-dated, signed proxy card to Byron I. Sproule at the address set forth on this page so that it is received by Mr. Sproule prior to the Special Meeting or attend the Special Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Mr. Sproule, which must be received by Mr. Sproule prior to the Special Meeting.
Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your Global Cornerstone shares.
Q. Who can help answer my questions?	A. If you have questions about the Extension Amendment, the Conversion Amendment or IMTA Amendment or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Byron I. Sproule Chief Financial Officer and Executive Vice President 352 Park Avenue South 13th Floor New York, New York 10010 (212) 822-8165
Or
You may also contact Advantage Proxy, Global Cornerstone’s proxy solicitor, at:
P.O. Box 13581, Des Moines, Washington 98198 Telephone: (206) 870-8565.

To obtain timely delivery, Global Cornerstone shareholders must request the materials no later than .
You may also obtain additional information about Global Cornerstone from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek conversion of some or all of your Public Shares, you will need to deliver your stock (either physically or electronically) to Global Cornerstone’s transfer agent prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mark Zimkind Continental Stock Transfer & Trust Company 17 Battery Place New York, New York 10004 Tel: (212) 845-3287 Fax: (212) 616-7616

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Global Cornerstone makes forward-looking statements in this proxy statement and in the documents that are incorporated by reference. These forward-looking statements relate to outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition.

These forward-looking statements are based on information available to Global Cornerstone as of the date of this proxy statement and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Global Cornerstone’s views as of any subsequent date and Global Cornerstone undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	Global Cornerstone’s ability to complete its initial business combination within the specified time limits or the specified extension period;
•	difficulties encountered in integrating the merged businesses and management teams;
•	officers and directors allocating their time to other businesses and potentially having conflicts of interest with Global Cornerstone’s business or in approving an initial business combination;
•	success in retaining or recruiting, or changes required in, the combined entities officers, key employees or directors following the consummation of an initial business combination;
•	the potential liquidity and trading of Global Cornerstone’s public securities;
•	the combined entity’s revenues and operating performance;
•	changes in overall economic conditions;
•	risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and
•	other risks referenced from time to time in Global Cornerstone’s filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. Global Cornerstone, undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this proxy statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SPECIAL MEETING OF SHAREHOLDERS

General

Global Cornerstone is furnishing this proxy statement to its shareholders as part of the solicitation of proxies by its board of directors for use at Global Cornerstone’s Special Meeting to be held on January 15, 2013, and at any adjournment or postponement thereof. This proxy statement is first being furnished to Global Cornerstone shareholders on or about         . This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place

The Special Meeting will be held on January 15, 2013, at 10:00 a.m., Eastern time, at the offices of Ellenoff Grossman & Schole LLP, Global Cornerstone’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017 or such other date, time and place to which such meeting may be adjourned or postponed.

Purpose of the Global Cornerstone Special Meeting of Shareholders

At the Special Meeting, Global Cornerstone will ask holders of its ordinary shares to consider and vote upon the following proposals:

(1)  The Extension Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association extending the date by which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013;

(2)  The Conversion Amendment — to consider and vote upon an amendment to Global Cornerstone’s memorandum and articles of association permitting holders of Public Shares to elect to convert their Public Shares into a pro rata portion of the funds held in the trust account if (i) the Extension Amendment and IMTA Amendment are approved, (ii) an amendment to Global Cornerstone’s memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment is filed with the Registry of Corporate Affairs in the British Virgin Islands and (iii) the IMTA Amendment is executed;

(3)  The IMTA Amendment — to consider and vote upon an amendment to the IMTA, by and between Global Cornerstone and Continental Stock Transfer & Trust Company entered into at the time of the IPO to (i) permit the withdrawal of the Withdrawal Amount (as defined herein) from the trust account and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA to April 19, 2013; and

(4)  Such other procedural matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

Recommendation of Global Cornerstone Board of Directors

After careful consideration of each of the proposals, Global Cornerstone’s Board of Directors has unanimously determined that each of the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal is fair to, and in the best interests of, Global Cornerstone and its shareholders and unanimously recommends that Global Cornerstone shareholders vote FOR the Extension Amendment, FOR the Conversion Amendment and FOR the IMTA Amendment.

Record Date; Who is Entitled to Vote

Global Cornerstone has fixed the close of business on          as the record date for determining Global Cornerstone shareholders entitled to notice of and to attend and vote at the Special Meeting. As of the close of business on          , there were 9,756,098 shares of Global Cornerstone’s ordinary shares outstanding and entitled to vote, of which 8,000,000 are Public Shares. Each share of Global Cornerstone’s ordinary shares is entitled to one vote per share at the Special Meeting.

Quorum and Vote Required for Proposals

A quorum of Global Cornerstone shareholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if fifty percent (50%) of the ordinary shares outstanding and entitled to vote at the Special Meeting are represented in person or by proxy. Abstentions and broker non-votes, which are discussed further below, will count as present for the purposes of establishing a quorum.

The approval of the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal require the affirmative vote of sixty-five percent (65%) of the issued and outstanding ordinary shares of Global Cornerstone as of the record date.

As of the record date for the Special Meeting, the Global Cornerstone sponsor and its affiliates held approximately 18.0% of the outstanding ordinary shares of Global Cornerstone. Our sponsor has indicated it will vote its ordinary shares Global Cornerstone in favor of all proposals presented at the Special Meeting.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Global Cornerstone believes the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal. Broker non-votes are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment proposal, the Conversion Amendment proposal and the IMTA Amendment proposal.

Voting Your Shares

Each ordinary share of Global Cornerstone that you own in your name entitles you to one vote on the applicable proposals. Your one or more proxy cards show the number of ordinary shares of Global Cornerstone you hold. There are two ways to vote your ordinary shares:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted, as recommended by Global Cornerstone’s board of directors: “FOR” the Extension Amendment proposal, “FOR” the Conversion Amendment proposal and “FOR” the IMTA Amendment proposal.
•	You can attend the Special Meeting and vote in person. You will be given a ballot when you arrive. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way Global Cornerstone can be sure that the broker, bank or nominee has not already voted your ordinary shares.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify Byron I. Sproule, our Chief Financial Officer and Executive Vice President, in writing before the Special Meeting that you have revoked your proxy; or
•	you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters Will Be Presented at the Special Meeting

The Special Meeting has been called only to consider the approval of the Extension Amendment proposal, the Conversion Amendment Professional and the IMTA Amendment.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your ordinary shares of Global Cornerstone, you may call Byron I. Sproule, Global Cornerstone’s Chief Financial Officer and Executive Vice President, at (212) 822-8165.

Conversion Rights

In connection with shareholder consideration of the Extension Amendment, the Conversion Amendment and the IMTA Amendment, any holder of Global Cornerstone’s Public Shares as of the record date may also demand that some or all of their Public Shares be converted into a pro rata portion of the trust account, calculated as of two business days prior to the implementation of the Extension Amendment, the Conversion Amendment and IMTA Amendment. Please see “The Conversion Amendment Proposal — Exercise of Conversion Rights” beginning on page 26 for information on how to exercise conversion rights pursuant to the Conversion Amendment.

Proxy Solicitation Costs

Global Cornerstone has hired Advantage Proxy to assist in the proxy solicitation process. Advantage Proxy will be paid a fee of $5,000 plus disbursements. Such payments will be made from non-trust account funds. Proxies may be solicited by mail, telephone or in person. The Company’s proxy solicitor is Advantage Proxy, who can be reached at P.O. Box 13581, Des Moines, Washington 98198. Their telephone number is (206) 870-8565.

Global Cornerstone will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Global Cornerstone will reimburse them for their reasonable expenses.

Global Cornerstone and its directors and executive officers may be deemed to be participants in the solicitation of proxies. The underwriters of Global Cornerstone’s initial public offering may provide assistance to Global Cornerstone and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. Approximately $2,800,000 of the underwriters’ fees relating to Global Cornerstone’s IPO were deferred pending shareholder approval of Global Cornerstone’s initial business combination, and shareholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation and the subsequent shareholder vote on an initial business combination.

Vote of Global Cornerstone Founders

As of          , the record date for the Special Meeting, Global Cornerstone Holdings LLC, our sponsor, beneficially owned and were entitled to vote 1,756,098 founder shares, which collectively constitute 18.0% of Global Cornerstone’s issued and outstanding ordinary shares. Our sponsor has indicated it will vote its Global Cornerstone ordinary shares in favor of all proposals to be presented to shareholders at the Special Meeting. The Global Cornerstone founders have waived any conversion rights, including with respect to ordinary shares purchased in the IPO or in the aftermarket. The founder shares have no redemption or liquidation rights and will be worthless if no business combination is effected by Global Cornerstone. However, the Global Cornerstone founders are entitled to participate in liquidation distributions with respect to any ordinary shares purchased in the IPO or in the aftermarket in the event Global Cornerstone fails to consummate an initial business combination by January 20, 2013 or April 19, 2013 if the Extension Amendment is approved.

BACKGROUND

Overview

Global Cornerstone was formed on January 13, 2011. It was formed for the purpose of acquiring, engaging in share exchange, share reconstruction and amalgamation or contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or assets. We may pursue acquisition opportunities in any geographic region, but may rely upon our management team’s background in Asia, Europe or the United States. Also, while we may pursue an acquisition opportunity in any business industry or sector, we may initially consider those industries or sectors that complement our management team’s background, such as media, technology, energy, industrial, retail and consumer products. Our only restriction, under our memorandum and articles of association, is that we will not be permitted to effectuate an initial business combination with another blank check company or similar company with nominal operations On April 20, 2011, Global Cornerstone consummated its IPO of 8,000,000 units. The net proceeds of the offering and from the private sale of 3,000,000 sponsor warrants at a price of $1.00 per warrant was approximately $80.775 million, net of the non-deferred portion of the underwriting commissions of $1.6 million and offering costs and other expenses of approximately $625,000. $80.0 million was deposited in an interest-bearing trust account and invested only in United States “government securities” within the meaning of Section2(a)(16) of the Investment Company Act of 1940. Global Cornerstone is entitled to draw for use of working capital up to interest earned on the trust account, as well as any amounts necessary to pay its tax obligations. Through November 30, 2012, Global Cornerstone has drawn from the trust account no amounts for working capital or for taxes and can draw up to an additional $800,000 net of taxes payable for working capital. Except as set forth above, no funds in the trust account have been released and only the remaining interest income that Global Cornerstone may use for working capital requirements and amounts necessary for its tax obligations will be released until the earlier of the consummation of an initial business combination or the liquidation of Global Cornerstone. The trust account contained approximately $80.0 million as of November 30, 2012.

The mailing address of Global Cornerstone’s principal executive office is 352 Park Avenue South, 13th Floor, New York, New York 10010 and its telephone number is (212) 822-8165.

Business Combination Activity

Since the completion of its IPO, Global Cornerstone has been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets and conducting related due diligence. Subsequent to the consummation of the IPO on April 20, 2011, Global Cornerstone commenced consideration of potential target companies with the objective of consummating an initial business combination. Global Cornerstone compiled a list of potential targets and updated and supplemented such list from time to time.

During the period from the closing of its IPO to the date of this proxy statement, Global Cornerstone:

•	compiled a database of over 107 potential acquisition targets provided by its officers, directors, sponsors and industry contacts;
•	contacted approximately 51 investment banks and other service providers to inquire whether they might be aware of available acquisition opportunities;
•	participated in in-person or telephonic discussions with representatives of 107 potential acquisition targets;
•	conducted diligence with respect to 43 potential acquisition targets; and
•	entered into non-disclosure agreements with 35 potential acquisition targets or their representatives.

You are not being asked to vote on an initial business combination at this time. Although our IPO prospectus stated that we could consummate our initial business combination and conduct redemptions of ordinary shares for cash without a shareholder vote pursuant to the tender offer rules of the Securities and Exchange Commission, which we refer to as the “SEC”, the Company has determined, in light of the proposed Extension Amendment, to hold a shareholder vote with respect to our initial business combination and offer to redeem shares in conjunction with the related proxy solicitation pursuant to the proxy rules of the SEC. If you are a holder of ordinary shares of Global Cornerstone, you will have the specific right to vote on the proposed business combination and Global Cornerstone expects to present the business combination for your vote in the near future.

THE EXTENSION AMENDMENT PROPOSAL

Global Cornerstone is proposing to amend and restate its memorandum and articles of association to extend the date on which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013.

The Extension Amendment is essential to the overall implementation of the Board of Directors’ plan to extend the date by which Global Cornerstone must consummate an initial business combination to April 19, 2013. The implementation of each proposal is conditioned upon the approval of each other proposal and, therefore, Global Cornerstone’s Board of Directors will abandon the Extension Amendment, the Conversion Amendment and the IMTA Amendment and not implement any of them unless each proposal is approved by the shareholders at the Special Meeting. Given Global Cornerstone’s expenditure of time, effort and money on several possible business combinations, circumstances warrant providing those who believe they might find the proposed business combination to be an attractive investment, the opportunity to approve such business combination. However, the Extension Amendment proposal will be presented at the Special Meeting for consideration by shareholders only if a definitive agreement with respect to an initial business combination is executed prior to the vote on the Extension Amendment proposal at the Special Meeting.

You are not being asked to vote on an initial business combination at this time. Although our IPO prospectus stated that we could consummate our initial business combination and conduct redemptions of ordinary shares for cash without a shareholder vote pursuant to the tender offer rules of the SEC, the Company has determined, in light of the proposed Extension Amendment, to hold a shareholder vote with respect to our initial business combination and offer to redeem shares in conjunction with the related proxy solicitation pursuant to the proxy rules of the SEC. If you are a holder of ordinary shares of Global Cornerstone, you will have the specific right to vote on the proposed business combination and Global Cornerstone expects to present the business combination for your vote in the near future.

A copy of the proposed amended and restated memorandum and articles of association of Global Cornerstone is attached to this proxy statement as Annex A.

Purpose of the Extension Amendment Proposal

Since the completion of its IPO, Global Cornerstone has been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets and conducting related due diligence. Commencing promptly upon completion of its IPO, Global Cornerstone began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, Global Cornerstone identified and reviewed information with respect to over 107 possible target companies. Primarily as a result of the difficult and deteriorating economic climate since its IPO, Global Cornerstone has been dealing with significant challenges to identify suitable target business to present to its shareholders.

As Global Cornerstone may be unable to consummate its initial business combination by January 20, 2013, Global Cornerstone has determined to seek shareholder approval to extend the date by which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013. The Extension Amendment will not be presented for shareholder consideration at the Special Meeting unless a definitive agreement relating to an initial business combination has been executed prior to the vote on the Extension Amendment at the Special Meeting.

The Board of Directors believes the current shareholders are not prejudiced by the proposed Extension Amendment since all holders of Public Shares are being offered the opportunity to convert their Public Shares and receive their pro rata portion of the trust account in connection with the approval of the proposals, which will occur within the original timeframe contemplated in the IPO prospectus.

In connection with the IPO, the sponsor entered into a letter agreement pursuant to which, among other things, it agreed not to propose any amendment to the Company’s memorandum and articles of association that would affect the substance or timing of the Company’s obligation, as described in Regulation 23 of the memorandum and articles of association, to redeem the Public Shares. However, the Sponsor and its affiliates agreed that, if the Company sought to amend its memorandum and articles of association, the sponsor would have the discretion to vote in any manner it chose. The underwriting agreement between Global Cornerstone and the representative of the underwriters of the IPO provided that Global Cornerstone would not propose any amendment to its memorandum and articles of association that would affect the substance or timing of the Company’s obligation to redeem the outstanding Public Shares. The Board of Directors believes the Extension Amendment affects neither the substance nor timing of the redemption rights as holder of Public Shares shall continue to have the right to receive a pro rata portion of the trust account upon exercise of their redemption rights in connection with the consummation of an initial business combination or upon the termination date.

Effect of Failure of the Extension Amendment

If the Extension Amendment is not approved and Global Cornerstone fails to consummate an initial business combination by January 20, 2013, Global Cornerstone (i) will distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to holders of Public Shares by way of redemption and (ii) intends to cease all operations except for the purposes of any winding up of our affairs. In such case, Global Cornerstone anticipates notifying the trustee of the trust account to begin liquidating such assets promptly after such. If Global Cornerstone is required to wind-up, liquidate the trust account and distribute such amount therein, pro rata, to holders of the Public Shares, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the BVI Business Companies Act, 2004. In that case, investors may be forced to wait beyond January 20, 2013 before the redemption proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. Global Cornerstone’s sponsor has waived its rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Global Cornerstone’s warrants, which will expire worthless.

Additionally, if the Extension Amendment is not approved, neither the Conversion Amendment nor the IMTA Amendments will be presented to the Global Cornerstone shareholders for a vote. If either the Conversion Amendment or IMTA Amendment is not approved by shareholders at the Special Meeting, the Company will not implement the Extension Amendment.

Effect of Approval of the Extension Amendment

Approval of the Extension Amendment is a condition to the implementation of the Conversion Amendment and the IMTA Amendment.

If the Extension Amendment is approved, and each of the Conversion Amendment and IMTA Amendment are also approved, Global Cornerstone will file amended and restated memorandum and articles of association with the Registry of Corporate Affairs in the British Virgin Islands in the form of Annex A hereto to extend the date by which it must consummate its initial business combination from January 20, 2013 to April 19, 2013 and permitting the Conversion. Global Cornerstone will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares and warrants will remain publicly traded. Global Cornerstone will then continue to work to consummate its initial business combination until April 19, 2013.

Upon the filing of amended and restated memorandum and articles of association with the Registry of Corporate Affairs in the British Virgin Islands and the execution of the IMTA Amendment, Global Cornerstone will remove the Withdrawal Amount from the trust account and deliver to the holders of converting Public Shares their pro rata portion of the Withdrawal Amount. The remainder will be retained in the trust account for Global Cornerstone’s use in connection with the consummation of an initial business combination on or before April 19, 2013.

As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment.

Should the Extension Amendment be approved, the representative of the underwriters and Global Cornerstone have orally agreed to waive compliance with the covenants in the underwriting agreement and letter agreements executed by Global Cornerstone’s founders at the time of Global Cornerstone’s IPO, which relate to the original termination date.

If you are a shareholder at the time of the Extension Amendment, the Conversion Amendment and the IMTA Amendment and you purchased your shares in Global Cornerstone’s IPO and have not exercised your conversion rights, you may have securities law claims against Global Cornerstone for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security) on the basis of Global Cornerstone’s IPO prospectus not disclosing the actions contemplated hereby.

Required Vote

Approval of the Extension Amendment will require the affirmative vote of the holders of sixty-five percent (65%) of the issued and outstanding ordinary shares of Global Cornerstone as of the record date.

Our sponsor has indicated it will vote its Global Cornerstone ordinary shares in favor of the Extension Amendment. On the record date, the sponsor beneficially owned and was entitled to vote 1,756,098 ordinary shares of Global Cornerstone representing approximately 18.0% of Global Cornerstone’s issued and outstanding ordinary shares.

In addition, affiliates of Global Cornerstone may choose to buy Public Shares of Global Cornerstone in the open market and/or through negotiated private purchases. In the event purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and elected to convert their shares into a portion of the trust account. Any Public Shares of Global Cornerstone purchased by affiliates will be voted in favor of the Extension Amendment.

Recommendation

GLOBAL CORNERSTONE’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT GLOBAL CORNERSTONE SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT.

THE CONVERSION AMENDMENT PROPOSAL

Global Cornerstone is proposing to amend its memorandum and articles of association to allow the holders of Public Shares to elect to convert their Public Shares into a pro rata portion of the funds held in the trust account if (i) the Extension Amendment and IMTA Amendment are approved, (ii) an amendment to Global Cornerstone’s memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment is filed with the Registry of Corporate Affairs in the British Virgin Islands and (iii) the IMTA Amendment is executed.

All shareholders, regardless of how they vote on any proposal, shall be entitled to elect, in connection with the implementation of the Conversion Amendment, to convert their shares into a pro rata portion of the trust account if all the proposals presented at the Special Meeting are approved and implemented. Regardless of how you vote, you may decide to convert some, all or none of the Public Shares you own. If the holders of the Public Shares approve the Extension Amendment, the Conversion Amendment and the IMTA Amendment, Global Cornerstone anticipates notifying the trustee promptly after the Special Meeting, which is scheduled for January 15, 2013, to distribute from the trust account an amount equal to the total pro rata portion of the Public Shares being converted. Global Cornerstone estimates that the per share pro rata portion of the trust account will be approximately $10.00 at the time of the Special Meeting.

If you exercise your conversion rights and amended and restated memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment are filed with the Registry of Corporate Affairs in the British Virgin Islands and the IMTA Amendment is executed, your ordinary shares of Global Cornerstone will cease to be outstanding immediately following the Conversion and will only represent the right to receive a pro rata share of the trust account. You will no longer own those shares.

As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment.

Purpose of the Conversion Amendment Proposal

The Conversion Amendment is intended to provide those shareholders who wish to get their money back on or prior to January 20, 2013 the opportunity to do so in the event amended and restated memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment are filed and the IMTA Amendment is executed. As a result, the Conversion Amendment will be implemented only if the Extension Amendment and IMTA Amendment are also approved by shareholders.

Effect of the Failure of the Conversion Amendment Proposal

If the Conversion Amendment is not approved by shareholders at the Special Meeting, Global Cornerstone will be unable to implement either the Extension Amendment or the IMTA Amendment and, unless it can consummate an initial business combination by January 20, 2013, Global Cornerstone will be required to distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to our holders of the Public Shares by way of redemption.

Effect of the Approval of the Conversion Amendment Proposal

Approval of the Conversion Amendment is a condition to the implementation of the Extension Amendment and the IMTA Amendment.

Upon the filing of amended and restated memorandum and articles of association with the Registry of Corporate Affairs in the British Virgin Islands reflect the Extension Amendment and Conversion Amendment and the execution of the IMTA Amendment, Global Cornerstone will remove the Withdrawal Amount from the trust account and deliver to the holders of converting Public Shares their pro rata portion of the Withdrawal

Amount. The remainder will be retained in the trust account for Global Cornerstone’s use in connection with the consummation of an initial business combination on or before April 19, 2013.

As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment. In such event, any Public Shares tendered to the transfer agent in accordance with the instructions provided in this proxy statement shall be returned to the owner as promptly as practical.

Exercise of Conversion Rights

All shareholders, regardless of how they vote on any proposal, shall be entitled to elect, in connection with the implementation of the Conversion Amendment, to convert their shares into a pro rata portion of the trust account if all the proposals presented at the Special Meeting are approved and implemented. Regardless of how you vote, you may decide to convert some, all or none of the Public Shares you own. You will be entitled to receive cash for these shares only if you (i) properly demand conversion in accordance with the directions below and (ii) deliver your stock certificate (either physically or electronically through DTC) to Global Cornerstone’s transfer agent prior to the Special Meeting.

In order to exercise conversion rights, shareholders must either (i) check the box on the proxy card providing for the exercise of conversion rights or (ii) submit a request for conversion in writing to Continental Stock Transfer & Trust Company, Global Cornerstone’s transfer agent, prior to the beginning of the Special Meeting at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Tel: (212) 845-3287
Fax: (212) 616-7616
Attention: Mark Zimkind

Additionally, shareholders demanding conversion must deliver their Public Shares (either physically or electronically through Depository Trust Company) to Global Cornerstone’s transfer agent prior to the Special Meeting. It is Global Cornerstone’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Global Cornerstone does not have any control over this process and it may take longer than two weeks. Shareholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into a pro rata portion of the trust account.

If a shareholder (i) does not check the box on the proxy card providing for the exercise of conversion rights, (ii) does not send a written request to Global Cornerstone’s transfer agent to exercise his, her or its conversion rights, or (iii) initially does not wish to exercise conversion rights but later wishes to exercise such rights, the shareholder may request Global Cornerstone to send the shareholder another proxy card on which the shareholder may indicate the shareholder’s intended election. The shareholder may make such request by contacting Global Cornerstone at the following phone number or address.

Global Cornerstone Holdings Limited
352 Park Avenue South
13th Floor
New York, New York 10010
Tel: (212) 822-8165
Fax: (212) 283-3630
Attention: Byron I. Sproule, Chief Financial Officer and Executive Vice President

Any request for conversion, once made, may be withdrawn at any time until the vote is taken with respect to the Conversion Amendment proposal at the Special Meeting. Any corrected or changed proxy card must be received by Mr. Sproule prior to the Special Meeting. Shareholders who have delivered their shares for conversion to Global Cornerstone’s transfer agent but decide prior to the Special Meeting not to exercise their conversion rights may request that Global Cornerstone’s transfer agent return the shares (physically or electronically). Shareholders may make such request by contacting Global Cornerstone’s transfer agent, Continental Stock Transfer & Trust, at the phone number or address set forth above.

If you exercise your conversion rights and (i) amended and restated memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment are filed with the Registry of Corporate Affairs in the British Virgin Islands and (ii) the IMTA Amendment is executed, your ordinary shares of Global Cornerstone will cease to be outstanding immediately following the Conversion and will only represent the right to receive a pro rata share of the trust account. You will no longer own those shares.

Holders of Public Shares who do not convert their Public Shares in connection with the approval of the Extension Amendment, the Conversion Amendment and IMTA Amendment will retain their ability to vote on an initial business combination and exercise their redemption rights until the earlier of such shareholder vote or April 19, 2013.

The closing bid price quoted on the Over-the-Counter Bulletin Board of Global Cornerstone’s ordinary shares on          (the record date for the Global Cornerstone Special Meeting) was $     . The cash held in the trust account on November 30, 2012 was approximately $80.0 million ($10.00 per Public Share). Prior to exercising conversion rights, shareholders should verify the market price of Global Cornerstone’s ordinary shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. Global Cornerstone cannot assure its shareholders that they will be able to sell their ordinary shares of Global Cornerstone in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in Global Cornerstone’s ordinary shares when Global Cornerstone’s shareholders wish to sell their shares.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) of Global Cornerstone’s issued and outstanding ordinary shares is required to approve the Conversion Amendment. However, Global Cornerstone’s board of directors will abandon the Conversion Amendment if the Extension Amendment and IMTA Amendment are not approved. In that case, Global Cornerstone will be required by its memorandum and articles of association to distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to our public shareholders by way of redemption and Global Cornerstone intends to cease all operations except for the purposes of any winding up of our affairs thereafter.

Our sponsor has indicated it will vote its Global Cornerstone ordinary shares in favor of the Conversion Amendment. On the record date, the sponsor beneficially owned and was entitled to vote 1,756,098 ordinary shares of Global Cornerstone representing approximately 18.0% of Global Cornerstone’s issued and outstanding ordinary shares.

In addition, affiliates of Global Cornerstone may choose to buy ordinary shares of Global Cornerstone in the open market and/or through negotiated private purchases. In the event purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Conversion Amendment and elected to convert their shares into a portion of the trust account. Any ordinary shares of Global Cornerstone purchased by affiliates will be voted in favor of the Conversion Amendment.

Recommendation

GLOBAL CORNERSTONE’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT GLOBAL CORNERSTONE SHAREHOLDERS VOTE “FOR” THE CONVERSION AMENDMENT.

THE IMTA AMENDMENT PROPOSAL

The IMTA Amendment permits Global Cornerstone to enter into an Amendment No. 1 to the Investment Management Trust Agreement, by and between Global Cornerstone and Continental Stock Transfer and Trust Company, as trustee, in substantially the form attached as Annex B hereto. The IMTA Amendment will (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which to liquidate the trust account from 21 months following the consummation of the Company’s IPO, or January 21, 2013, to April 19, 2013.

In the event the Extension Amendment, Conversion Amendment and IMTA Amendment are approved, upon the filing of the Extension Amendment, Global Cornerstone will instruct the trustee to remove the Withdrawal Amount from the trust account relating to converted Public Shares, deliver to the holders of such shares so tendered such pro rata portion of the trust account and leave the remainder of the funds in the trust account until the earlier to occur of (i) the completion of an initial business combination or (ii) April 19, 2013. Global Cornerstone estimates that the per share pro rata portion of the trust account will be approximately $10.00 at the time of the Special Meeting.

Purpose of the Conversion Amendment Proposal

The IMTA provides that, unless an initial business combination is consummated, the trust account would liquidate on January 20, 2013. Moreover, the IMTA provides that funds may be withdrawn from the trust account only upon consummation of an initial business combination. In order to implement the Extension Amendment and Conversion Amendment, Global Cornerstone is seeking to amend the IMTA to (i) permit the withdrawal of the Withdrawal Amount from the trust account in accordance with the Conversion Amendment and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA to April 19, 2013 in accordance with the Extension Amendment.

Effect of the Failure of the IMTA Amendment Proposal

If the IMTA Amendment is not approved, Global Cornerstone will be unable to implement either the Extension Amendment or the Conversion Amendment and, unless it can consummate an initial business combination by January 20, 2013, Global Cornerstone will be required to distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to our holders of the Public Shares by way of redemption.

Effect of the Approval of the IMTA Amendment Proposal

Approval of the IMTA Amendment is a condition to the implementation of the Extension Amendment and Conversion Amendment.

Upon the filing of amended and restated memorandum and articles of association with the Registry of Corporate Affairs in the British Virgin Islands reflecting the Extension Amendment and Conversion Amendment and the execution of the IMTA Amendment, Global Cornerstone will remove the Withdrawal Amount from the trust account and deliver to the holders of converting Public Shares their pro rata portion of the Withdrawal Amount. The remainder will be retained in the trust account for Global Cornerstone’s use in connection with the consummation of an initial business combination on or before April 19, 2013.

As a result of the withdrawal of funds from the trust account in connection with the Conversion, Global Cornerstone’s net asset value following the Conversion and the amount remaining in the trust account may be only a small fraction of the approximately $80.0 million that was in the trust account as of November 30, 2012. However, in no event will we accept for Conversion Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. In the event the aggregate number of Public Shares validly tendered for Conversion exceeds such threshold, we will not implement any of the Extension Amendment, the Conversion Amendment or the IMTA Amendment.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) of Global Cornerstone’s issued and outstanding ordinary shares is required to approve the IMTA Amendment. However, Global Cornerstone’s board of directors will abandon the IMTA Amendment if the Extension Amendment and Conversion

Amendment are not approved. In that case, Global Cornerstone will be required by its memorandum and articles of association to distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to our public shareholders by way of redemption and Global Cornerstone intends to cease all operations except for the purposes of any winding up of our affairs thereafter.

Our sponsor has indicated it will vote its Global Cornerstone ordinary shares in favor of the IMTA Amendment. On the record date, the sponsor beneficially owned and was entitled to vote 1,756,098 ordinary shares of Global Cornerstone representing approximately 18.0% of Global Cornerstone’s issued and outstanding ordinary shares.

In addition, affiliates of Global Cornerstone may choose to buy ordinary shares of Global Cornerstone in the open market and/or through negotiated private purchases. In the event purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the IMTA Amendment and elected to convert their shares into a portion of the trust account. Any ordinary shares of Global Cornerstone purchased by affiliates will be voted in favor of the IMTA Amendment.

Recommendation

GLOBAL CORNERSTONE’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT GLOBAL CORNERSTONE SHAREHOLDERS VOTE “FOR” THE IMTA AMENDMENT.

LIQUIDATION OF THE TRUST ACCOUNT

If any of the Extension Amendment proposal, the Conversion Amendment proposal or the IMTA Amendment proposal are not approved and we do not complete an initial business combination as contemplated by our IPO prospectus and in accordance with our memorandum and articles of association by January 20, 2013, Global Cornerstone (i) will distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to its public shareholders by way of redemption and (ii) intends to cease all operations except for the purposes of any winding up of its affairs, as further described herein. Our liquidator, if applicable, would give notice to our creditors inviting them to submit their claims for payment, by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in at least one newspaper published and circulated in the British Virgin Islands and in at least one newspaper circulating in the place outside the British Virgin Islands where Global Cornerstone had its principal place of business (i.e., New York) and taking any other steps he considers appropriate, after which our assets would be distributed. As soon as our affairs are fully wound-up, if we were to liquidate, the liquidator must complete his final report and accounts and will then notify the Registrar of Corporate Affairs in the British Virgin Islands (the “Registrar”). However, we cannot assure you that the liquidator will not determine that he or she requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). We also cannot assure you that a creditor or shareholder will not file a petition with the British Virgin Islands court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our assets to our public shareholders.

Global Cornerstone’s sponsor has waived its right to participate in any liquidation distribution with respect to its founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless. Global Cornerstone will pay the costs of liquidation from its remaining assets outside of the trust account and may draw up to $100,000 from the trust account in order to pay such costs.

INTERESTS OF GLOBAL CORNERSTONE’S DIRECTORS AND OFFICERS

When you consider the recommendation of Global Cornerstone’s board of directors in favor of approval of the Extension Amendment, the Conversion Amendment and IMTA Amendment, you should keep in mind that Global Cornerstone’s board of directors and officers have interests in the proposals that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If an initial business combination is not consummated by January 20, 2013, Global Cornerstone’s memorandum and articles of association provides that it will distribute the aggregate amount then on deposit in the trust account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to holders of Public Shares by way of redemption. In such event, the 1,756,098 shares held by the Global Cornerstone sponsor would be worthless because Global Cornerstone’s sponsor is not entitled to receive any of the liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $ based upon the closing bid price of $ on the OTC Bulletin Board on , the record date for the Special Meeting.
•	The sponsor purchased an aggregate of 3,000,000 sponsor warrants at a purchase price of $1.00 per warrant, for an aggregate purchase price of $3,000,000. These purchases took place on a private placement basis simultaneously with the consummation of Global Cornerstone’s IPO. All of the proceeds Global Cornerstone received from these purchases were placed in Global Cornerstone’s trust account. If Global Cornerstone does not consummate an initial business combination by January 20, 2013 and is dissolved and liquidated, all Global Cornerstone warrants will expire worthless. The sponsor warrants had an aggregate market value of $ , based on the closing price of $ on the Over-the-Counter Bulletin Board on , the record date for the Special Meeting. In the event the Extension Amendment, the Conversion Amendment and IMTA Amendment are approved and implemented, the sponsor warrants and the warrants included in the units sold in our IPO would be amended, which amendment does not require approval of the warrant holders, to reflected the new date by which Global Cornerstone must consummate a business combination.

•	If Global Cornerstone liquidates prior to the consummation of an initial business combination, Messrs. Dunning, Hassenfeld and Smith, our Chairman of the Board and Chief Executive Officer, a director and our President and a director, respectively, have agreed to indemnify us, pro-rata on a 40%, 40% and 20% basis, for all claims of creditors to the extent that we fail to obtain executed waivers from such entities in order to protect the amounts held in trust, respectively, will be personally liable to pay debts and obligations to vendors and other entities that are owed money by Global Cornerstone for services rendered or products sold to Global Cornerstone, or to any target business, to the extent such creditors bring claims that would otherwise require payment from monies in the trust account, but only if such entities did not execute a waiver (even if such waiver is subsequently found to be invalid and unenforceable). Based on Global Cornerstone’s estimated debts and obligations, it is not currently expected that Messrs. Dunning, Hassenfeld or Smith will have any exposure under this arrangement in the event of a liquidation.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to Global Cornerstone regarding the beneficial ownership of Global Cornerstone ordinary shares as of the record date by:

•	each person known by Global Cornerstone to be the beneficial owner of more than 5% of the outstanding ordinary shares of Global Cornerstone;
•	each of Global Cornerstone’s officers and directors; and
•	all executive officers and directors of Global Cornerstone as a group.

Unless otherwise indicated, Global Cornerstone believes that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Information does not reflect beneficial ownership of Global Cornerstone’s outstanding warrants as these warrants are not currently exercisable.

Name and Address of Beneficial Owner(1)	Approximate Number of Shares Beneficially Owned		Percentage of Outstanding Ordinary Shares
Global Cornerstone Holdings LLC (our sponsor)	1,756,098	(2)(3)	18.0%
James D. Dunning, Jr(2)	573,658		5.88%
Alan G. Hassenfeld.(2)	573,658		5.88%
Gregory E. Smith.(2)	286,830		2.94%
Elliot Stein, Jr.(2)	57,366		*
Byron I. Sproule(2)	35,122		*
Polar Securities Inc. and North Pole Capital Master Fund(4)	970,000		9.9%
Brian Taylor, Pine River Capital Management L.P. and Pine River Master Fund Ltd.(5)	750,000		7.7%
Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc., and Citigroup Inc.(6)	800,908		8.2%
AQR Capital Management, LLC(7)	768,000		7.87%
All directors and executive officers as a group (five individuals)	1,526,634		15.6%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following is 352 Park Avenue South, 13th Floor, New York, New York 10010.
(2)	Includes a portion of the founder shares in an amount equal to 4.0% of our issued and outstanding ordinary shares that are subject to forfeiture by our Sponsor in the event the last sales price of our stock does not equal or exceed $13.00 per share (as adjusted for stock splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within four years following the closing of our initial business combination.
(3)	These shares represent one hundred percent of our ordinary shares held by our sponsor, Global Cornerstone Holdings LLC. Messrs. Dunning, Hassenfeld, Smith, Stein, Sproule, as well as Hubert Holmes, Shannon Self, Vaidyanathan Shankar, Richard Leung and Donald Totter are members of our sponsor. Each of Messrs. Dunning and Hassenfeld beneficially own 573,658 ordinary shares of the Company. Mr. Smith beneficially owns 286,830 ordinary shares of the Company. Mr. Stein beneficially owns 57,366 ordinary shares of the Company. Mr. Sproule beneficially owns 35,122 ordinary shares of the Company. Each of Messrs. Holmes, Self and Shankar beneficially own 57,366 ordinary shares of the Company. Each of Messrs. Leung and Totter beneficially own 28,683 ordinary shares of the Company. Each member of our Sponsor disclaims beneficial ownership of the ordinary shares held by our Sponsor except to the extent of his pecuniary interest therein.
(4)	Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2012, North Pole Capital Master Fund (“North Pole”) and Polar Securities Inc. (“Polar Securities”) each have shared voting power as to 970,000 ordinary shares and shared dispositive power as to 970,000 ordinary shares. Paul Sabourin serves as the Chief Investment Officer for each of North Pole and Polar Securities, each of whom have a business address of 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada.

(5)	Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2012, Brian Taylor (“Taylor”) and Pine River Capital Management L.P. (“Pine River”) each have shared voting power as to 750,000 ordinary shares and shared dispositive power as to 750,000 ordinary shares. Pine River Master Fund Ltd. (“PRMF”) (formerly Nisswa Master Fund Ltd.) has shared voting power as to 675,000 ordinary shares and shared dispositive power as to 675,000 ordinary shares. Taylor is the sole member of Pine River, and serves as a Director of PRMF. The business address for each of Taylor, Pine River and PRMF is c/o Pine River Capital Management L.P., 601 Carlson Parkway, Suite 330, Minnetonka, MN 55305.
(6)	Pursuant to a Schedule 13G filed with the SEC on February 10, 2012, Citigroup Global Markets Inc., (“CGM”) Citigroup Financial Products Inc. (“CFP”), Citigroup Global Markets Holdings Inc. (“CGM Holdings”), and Citigroup Inc. (“Citi”) have shared voting power as to 800,908 ordinary shares and shared dispositive power as to 800,908 ordinary shares. The address of each of CGM, CFP and CGM Holdings is 388 Greenwich Street, New York, NY 10013, and the address of Citi is 399 Park Avenue, New York, NY 1022.
(7)	Pursuant to a Schedule 13G filed with the SEC on February 14, 2012, AQR Capital Management, LLC (“AQR”) has shared voting power as to 768,000 ordinary shares and shared dispositive power as to 768,000 ordinary shares. AQR serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company. The address of AQR is Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, Global Cornerstone and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement. Upon written or oral request, Global Cornerstone will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request that Global Cornerstone deliver single copies of the proxy statement in the future. Shareholders may notify Global Cornerstone of their requests by calling or writing Global Cornerstone at its principal executive offices at 352 Park Avenue South, 13th Floor, New York, New York 10010, (212) 822-8165.

FUTURE STOCKHOLDER PROPOSALS

If Global Cornerstone does not consummate an initial business combination prior to January 20, 2013, or April 19, 2013 in the event the Extension Amendment, the Conversion Amendment or the IMTA Amendment are not approved and implemented, Global Cornerstone will be required to dissolve and liquidate and will conduct no annual meetings thereafter.

WHERE YOU CAN FIND MORE INFORMATION

Global Cornerstone files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Global Cornerstone’s SEC filings on the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document Global Cornerstone files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

This proxy statement does not include information about a proposed initial business combination inasmuch as shareholders are not being asked to consider and approve such a proposal at this time. If you would like additional copies of this proxy statement or if you have questions about the Extension Amendment, the Conversion Amendment or the IMTA Amendment or all proposals to be presented at the Special Meeting, you should contact Global Cornerstone by telephone or in writing:

Byron I. Sproule, Chief Financial Officer and Executive Vice President
Global Cornerstone Holdings Limited
352 Park Avenue South, 13th Floor
New York, New York 10010
Telephone: (212) 822-8165

You may also obtain these documents by requesting them in writing or by telephone from Global Cornerstone’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
P.O. Box 13581,
Des Moines, Washington 98198
Telephone: (206) 870-8565.

If you are a shareholder of Global Cornerstone and would like to request documents, please do so by          to receive them before the Global Cornerstone Special Meeting. If you request any documents from Global Cornerstone, Global Cornerstone will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of Global Cornerstone for the Special Meeting. Global Cornerstone has not authorized anyone to give any information or make any representation about the Global Cornerstone, the Extension Amendment, the Conversion Amendment or IMA Amendment that is different from, or in addition to, that contained in this proxy statement or in any of the materials that Global Cornerstone has incorporated by reference into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

ANNEX A

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

MEMORANDUM OF ASSOCIATION
OF
Global Cornerstone Holdings Limited

A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ON 15 APRIL 2011
AMENDED AND RESTATED ON [  ] JANUARY 2013

1	NAME

The name of the Company is Global Cornerstone Holdings Limited.

2	STATUS

The Company shall be a company limited by shares.

3	REGISTERED OFFICE AND REGISTERED AGENT
3.1	The first registered office of the Company is at Nemours Chambers, Road Town, Tortola, British Virgin Islands, the office of the first registered agent.
3.2	The first registered agent of the Company is Ogier Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands.
3.3	The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.
4	CAPACITY AND POWER
4.1	The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:
(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and
(b)	for the purposes of paragraph (a), full rights, powers and privileges.
4.2	There are subject to clause 4.1 no limitations on the business that the Company may carry on.
5	NUMBER AND CLASSES OF SHARES
5.1	The Company is authorised to issue an unlimited number of shares of no par value divided into six classes of shares as follows:
(a)	Ordinary shares of no par value (“Ordinary Shares”);
(b)	Class A preferred shares of no par value (“Class A Preferred Shares”);
(c)	Class B preferred shares of no par value (“Class B Preferred Shares”);
(d)	Class C preferred shares of no par value (“Class C Preferred Shares”);
(e)	Class D preferred shares of no par value (“Class D Preferred Shares”); and
(f)	Class E preferred shares of no par value (“Class E Preferred Shares” and together with the Class A Preferred Shares, the Class B Preferred Shares, Class C Preferred Shares and the Class D Preferred Shares being referred to as the “Preferred Shares”).

5.2	The Company may at the discretion of the board of directors issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share shall have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.
6	DESIGNATIONS POWERS PREFERENCES OF SHARES
6.1	Each Ordinary Share in the Company confers upon the Member (unless waived by such Member):
(a)	Subject to Regulation 23.11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;
(b)	the right to an equal share in any dividend paid by the Company; and
(c)	the right to an equal share in the distribution of the surplus assets of the Company on its liquidation.
6.2	The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include:
(a)	the number of shares and series constituting that class and the distinctive designation of that class;
(b)	the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Preferred Shares;
(c)	whether that class shall have voting rights, and, if so, the terms of such voting rights;
(d)	whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;
(e)	whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;
(f)	whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;
(g)	the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;
(h)	the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Preferred Shares; and
(i)	any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

6.3	The directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 3 of the Articles.
6.4	The directors have the authority and the power by Resolution of Directors:
(a)	to authorise and create additional classes of shares; and
(b)	(subject to the provisions of Clause 6.2) to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.
7	VARIATION OF RIGHTS

Prior to a Business Combination, the rights attached to Shares as specified in Clause 6 may only, whether or not the Company is being wound up, be varied with the consent in writing of or by a resolution passed at a meeting by the holders of at least sixty-five percent (65%) of the issued and outstanding Shares of that class unless otherwise provided by the terms of issue of such class. Following the consummation of a Business Combination, the rights attached to Shares as specified in Clause 6 may only, whether or not the Company is being wound up, be varied with the consent in writing of or by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Shares of that class present at a duly convened and constituted meeting of the Members of the Company holding shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9	REGISTERED SHARES
9.1	The Company shall issue registered shares only.
9.2	The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10  TRANSFER OF SHARES

10.1	A Share may be transferred in accordance with Regulation 4 of the Articles.

11  AMENDMENT OF MEMORANDUM AND ARTICLES

11.1	The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:
(a)	to restrict the rights or powers of the Members to amend the Memorandum or Articles;
(b)	to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;
(c)	in circumstances where the Memorandum or Articles cannot be amended by the Members; or
(d)	to Clauses 7 or 8, this Clause 11 or Regulation 23.
For the avoidance of doubt, neither the directors nor officers of the Company will propose any amendment to this Memorandum of Association or the Articles of Association that would affect the substance or timing of the Company’s obligation as described in Regulation 23 to offer to pay the Per-Share Redemption Price to the holders of the Public Shares.
11.2	Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles by a Resolution of Members to amend Regulation 23.2 prior to the Business Combination.

12  DEFINITIONS AND INTERPRETATION

12.1	In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:
(a)	“Act” means the BVI Business Companies Act, 2004 and includes the regulations made under the Act;
(b)	“AGM” means an annual general meeting of the Members;
(c)	“Articles” means the attached Articles of Association of the Company;
(d)	“Automatic Redemption Event” shall have the meaning given to it in Regulation 23.2;
(e)	“Business Combination” shall mean the initial acquisition by the Company, whether through a merger, share, exchange, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value from the funds held in the Trust Account;
(f)	“Business Combination Articles” means Regulation 23 relating to the Company’s obligations regarding the consummation of a Business Combination;
(g)	“Business Days” means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;
(h)	“Chairman of the Board” and “Chairman” has the meaning specified in Regulation 13;
(i)	“Class A Directors” has the meaning ascribed to it in Regulation 9.1(b);
(j)	“Class A Preferred Shares” has the meaning ascribed to it in Clause 5.1;
(k)	“Class B Directors” has the meaning ascribed to it in Regulation 9.1(b);
(l)	“Class B Preferred Shares” has the meaning ascribed to it in Clause 5.1;
(m)	“Class C Preferred Shares” has the meaning ascribed to it in Clause 5.1;
(n)	“Class D Preferred Shares” has the meaning ascribed to it in Clause 5.1;
(o)	“Class E Preferred Shares” has the meaning ascribed to it in Clause 5.1;
(p)	“Designated Stock Exchange” means the Over-the-Counter Bulletin Board, the Global Select System, Global System or the Capital Market of the Nasdaq Stock Market Inc., the American Stock Exchange or the New York Stock Exchange; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;
(q)	“Distribution” in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;
(r)	“Eligible Person” means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;
(s)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;
(t)	“Extension Amendment” means the amendment made to Regulation 23.2 to extend the date by which the Company must consummate its Business Combination from 21 months following the closing of the Company's IPO to 19 April 2013;
(u)	“Fair Value” for the purposes of Regulation 23 shall be determined by the board of directors of the Company. In the event that the Company seeks to complete a Business

Combination with a company that is affiliated, within the meaning of Rule 405 of the Securities Act, with an existing Member, officer or director, it will obtain an opinion from an independent investment banking firm which may or may not be a member of FINRA that such an initial business combination is fair to the Company’s members from a financial point of view;
(v)	“FINRA” means the Financial Industry Regulatory Authority;
(w)	“Founders” means Global Cornerstone Holdings LLC;
(x)	“Insider” has the meaning ascribed to it in Regulation 23.11;
(y)	“IPO” means an initial public offering;
(z)	“Member” means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;
(aa)	“Memorandum” means this Memorandum of Association of the Company;
(bb)	“Open Market Purchases” has the meaning ascribed to it in Regulation 23.12;
(cc)	“Ordinary Shares” has the meaning ascribed to it in Clause 5.1;
(dd)	“Per-Share Redemption Price” means:
(i)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account (less up to US$100,000 of the net interest earned thereon to pay dissolution expenses) divided by the number of then outstanding Public Shares;
(ii)	with respect to a Tender Redemption Offer, the aggregate amount on deposit in the Trust Account on the date that is two Business Days prior to the commencement of the tender offer including interest but net of taxes payable, divided by the number of then outstanding Public Shares; and
(iii)	with respect to a Redemption Offer, the aggregate amount then on deposit in the Trust Account on the date that is two Business Days prior to the consummation of the Business Combination including interest but net of taxes payable, divided by the number of then outstanding Public Shares;
(ee)	“Public Shares” has the meaning ascribed to it in Regulation 23.5(a);
(ff)	“Preferred Shares” has the meaning ascribed to it in Clause 5.1;
(gg)	“Redemption Offer” has the meaning ascribed to it in Regulation 23.5(b);
(hh)	“Registration Statement” has the meaning ascribed to it in Regulation 23.10;
(ii)	“relevant system” means a relevant system for the holding and transfer of shares in uncertificated form;
(jj)	“Resolution of Directors” means either:
(i)	a resolution approved at a duly convened and constituted meeting of directors of the Company or of a committee of directors of the Company by the affirmative vote of a majority of the directors present at the meeting who voted except that where a director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or
(ii)	a resolution consented to in writing by all directors or by all members of a committee of directors of the Company, as the case may be;

(kk)	“Resolution of Members” means:
(i)	prior to the consummation of a Business Combination (but excluding any Resolution of Members in relation to approval of a Business Combination pursuant to Regulation 23.4), either:
(A)	a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares of the Company; or
(B)	a resolution consented to in writing by the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares of the Company from time to time; or
(ii)	following the consummation of a Business Combination and in relation to any Resolution of Members that may be proposed for the purpose of approving a Business Combination pursuant to Regulation 23.4, either:
(A)	a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted; or
(B)	a resolution consented to in writing by a majority of the votes of Shares entitled to vote thereon;
(ll)	“Seal” means any seal which has been duly adopted as the common seal of the Company;
(mm)	“SEC” means the United States Securities and Exchange Commission;
(nn)	“Securities” means Shares and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire shares or debt obligations;
(oo)	“Securities Act” means the United States Securities Act of 1933, as amended;
(pp)	“Share” means a share issued or to be issued by the Company;
(qq)	“Target Business” means an operating businesses with whom the Company wishes to undertake a Business Combination;
(rr)	“Target Business Acquisition Period” shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.
(ss)	“Tender Redemption Offer” has the meaning ascribed to it in Regulation 23.5(a);
(tt)	“Termination Date” has the meaning given to it in Regulation 23.2;
(uu)	“Treasury Share” means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled; and
(vv)	“Trust Account” shall mean the trust account established by the Company at the consummation of the IPO and into which a certain amount of the IPO proceeds, sponsor warrants proceeds and the underwriters’ deferred discount are deposited as may be reduced from time to time for Open Market Purchases and amounts reserved for operating expenses;
(ww)	“written” or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2	In the Memorandum and the Articles, unless the context otherwise requires a reference to:
(a)	a “Regulation” is a reference to a regulation of the Articles;
(b)	a “Clause” is a reference to a clause of the Memorandum;
(c)	voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;
(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and
(e)	the singular includes the plural and vice versa.
12.3	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.
12.4	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

We, Ogier Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated:  13 January 2011
Incorporator

Karen Fahie and Stephen Osmont
Authorised Signatory
Ogier Fiduciary Services (BVI) Limited

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

ARTICLES OF ASSOCIATION
OF
Global Cornerstone Holdings Limited

A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ON 15 APRIL 2011
AMENDED AND RESTATED ON [ ] JANUARY 2013

1	REGISTERED SHARES
1.1	Every Member is entitled to a certificate signed by a director of the Company or under the Seal specifying the number of Shares held by him and the signature of the director and the Seal may be facsimiles.
1.2	Any Member receiving a certificate shall indemnify and hold the Company and its directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.
1.3	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.
1.4	Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.
1.5	Subject to the Act and the rules of the Designated Stock Exchange, the board of directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.
1.6	Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the board of directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.
1.7	Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the Company’s initial public offering.
2	SHARES
2.1	Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the directors and

Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the directors may by Resolution of Directors determine.
2.2	Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares or class of Preferred Shares, any class of Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the directors may from time to time determine.
2.3	Section 46 of the Act does not apply to the Company.
2.4	A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.
2.5	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:
(a)	the amount to be credited for the issue of the Shares;
(b)	their determination of the reasonable present cash value of the non-money consideration for the issue; and
(c)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.
2.6	The Company shall keep a register (the “share register”) containing:
(a)	the names and addresses of the persons who hold Shares;
(b)	the number of each class and series of Shares held by each Member;
(c)	the date on which the name of each Member was entered in the share register; and
(d)	the date on which any Eligible Person ceased to be a Member.
2.7	The share register may be in any such form as the directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.
2.8	A Share is deemed to be issued when the name of the Member is entered in the share register.
2.9	Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the directors before or at the time of the issue of such Shares may determine. The directors may issue options, warrants or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the directors may from time to time determine. Notwithstanding the foregoing, the directors may also issue options, warrants or convertible securities in connection with the Company’s IPO.
3	FORFEITURE
3.1	Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.
3.2	A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.
3.3	The written notice of call referred to in Regulation 3.12 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.
3.4	Where a written notice of call has been issued pursuant to Sub-Regulation 3.2 and the requirements of the notice have not been complied with, the directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.
3.5	The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Sub-Regulation 3.34 and that Member shall be discharged from any further obligation to the Company.
4	TRANSFER OF SHARES
4.1	Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.
4.2	The transfer of a Share is effective when the name of the transferee is entered on the share register.
4.3	If the directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:
(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and
(b)	that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.
4.4	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.
5	DISTRIBUTIONS
5.1	Subject to the Business Combination Articles, the directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.
5.2	Dividends may be paid in money, shares, or other property.
5.3	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.
5.4	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.
5.5	No dividend shall bear interest as against the Company.
6	REDEMPTION OF SHARES AND TREASURY SHARES
6.1	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2	The purchase redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:
(a)	the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or
(b)	the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.
6.3	Sections 60, 61 and 62 of the Act shall not apply to the Company.
6.4	Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.
6.5	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.
6.6	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.
6.7	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.
7	MORTGAGES AND CHARGES OF SHARES
7.1	A Member may by an instrument in writing mortgage or charge his Shares.
7.2	There shall be entered in the share register at the written request of the Member:
(a)	a statement that the Shares held by him are mortgaged or charged;
(b)	the name of the mortgagee or chargee; and
(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.
7.3	Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:
(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or
(b)	upon evidence satisfactory to the directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the directors shall consider necessary or desirable.
7.4	Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:
(a)	no transfer of any Share the subject of those particulars shall be effected;
(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and
(c)	no replacement certificate shall be issued in respect of such Shares,

  without the written consent of the named mortgagee or chargee.

8	MEETINGS AND CONSENTS OF MEMBERS
8.1	Any director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the directors.
8.2	Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the directors shall convene a meeting of Members.
8.3	The director convening a meeting shall give not less than seven days’ written notice of a meeting of Members to:
(a)	those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and
(b)	the other directors.
8.4	The director convening a meeting of Members may fix as the record date for determining those Members that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice, being a date not earlier than the date of the notice.
8.5	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.
8.6	The inadvertent failure of a director who convenes a meeting to give notice of a meeting to a Member or another director, or the fact that a Member or another director has not received notice, does not invalidate the meeting.
8.7	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.
8.8	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.
8.9	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Global Cornerstone Holdings Limited

I/We being a Member of the above Company HEREBY APPOINT
 of
 or failing him
 of
 to be my/our proxy to vote for me/us at
the meeting of Members to be held on the  day of , 20  and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this  day of , 20

Member

8.10	The following applies where Shares are jointly owned:
(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;
(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and
(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.
8.11	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.
8.12	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.
8.13	If within two hours from the time appointed for the meeting a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day or days in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.
8.14	At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.
8.15	The chairman may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.
8.16	At any meeting of the Members the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the directors may rely and act upon such advice without incurring any liability to any Member or the Company.
8.18	Any Member other than an individual may by resolution of its directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.
8.19	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.
8.20	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.
8.21	Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.
9	DIRECTORS
9.1	The first directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the directors shall be elected:
(a)	subject to Regulation 9.1 (b), by Resolution of Members or by Resolution of Directors for such term as the Members or directors determine;
(b)	immediately prior to the consummation of an IPO, the directors shall pass a resolution of directors dividing themselves into two classes, being the class A directors (the “Class A Directors”) and the class B directors (the “Class B Directors”). The number of directors in each class shall be as nearly equal as possible. The Class A Directors shall stand elected for a term expiring at the Company’s first AGM and the Class B Directors shall stand elected for a term expiring at the Company’s second AGM. Commencing at the First AGM, and at each following AGM, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second AGM following their election. Except as the Act or any applicable law may otherwise require, in the interim between an AGM or general meeting called for the election of directors and/or the removal of one or more directors any vacancy on the board of directors, may be filled by the majority vote of the remaining directors.
9.2	No person shall be appointed as a director of the Company unless he has consented in writing to act as a director.

9.3	The minimum number of directors shall be one and there shall be no maximum number of directors.
9.4	Each director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a director, the director serves indefinitely until his earlier death, resignation or removal.
9.5	A director may be removed from office with or without cause by,
(a)	a Resolution of Members passed at a meeting of Members called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by a least seventy five per cent of the Members of the Company entitled to vote; or
(b)	subject to Regulation 9.1 (b), a Resolution of Directors passed at a meeting of directors.
9.6	A director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A director shall resign forthwith as a director if he is, or becomes, disqualified from acting as a director under the Act.
9.7	Subject to Regulation 9.1 (b), the directors may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing directors. Where the directors appoint a person as director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a director ceased to hold office.
9.8	A vacancy in relation to directors occurs if a director dies or otherwise ceases to hold office prior to the expiration of his term of office.
9.9	The Company shall keep a register of directors containing:
(a)	the names and addresses of the persons who are directors of the Company;
(b)	the date on which each person whose name is entered in the register was appointed as a director of the Company;
(c)	the date on which each person named as a director ceased to be a director of the Company; and
(d)	such other information as may be prescribed by the Act.
9.10	The register of directors may be kept in any such form as the directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of directors.
9.11	The directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of directors with respect to services to be rendered in any capacity to the Company.
9.12	A director is not required to hold a Share as a qualification to office.
9.13	A director of the Company shall, immediately after becoming aware that he is interested in a transaction entered into or to be entered into by the Company, disclose such interest to the board of directors.

9.14	A director of the Company is not required to comply with Regulation 9.13 if:
(a)	the transaction or proposed transaction is between the director and the Company; and
(b)	the transaction or proposed transaction is or is to be entered into in the ordinary course of the Company’s business and on usual terms and conditions.
9.15	For the purpose of Regulation 9.13, a disclosure to the board to the effect that a director is a member, director, officer or trustee of another named company or other person and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that company or person, is a sufficient disclosure of interest in relation to that transaction.
9.16	Subject to section 125(1) of the Act, the failure by a director to comply with Regulation 9.13 does not affect the validity of a transaction entered into by the director or the Company.
10	POWERS OF DIRECTORS
10.1	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the directors of the Company. The directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.
10.2	If the Company is the wholly owned subsidiary of a holding company, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.
10.3	If the Company is a subsidiary, but not a wholly owned subsidiary, of a holding company, and the shareholders other than the holding company agree in advance, a director of the Company may, when exercising powers or performing duties as a director in connection with the carrying out of the joint venture, act in a manner which he believes is in the best interests of a Member or some Members even though it may not be in the best interests of the Company.
10.4	If the Company is carrying out a joint venture between shareholders, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.
10.5	Each director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the director believes to be the best interests of the Company.
10.6	Any director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the directors, with respect to the signing of consents or otherwise.
10.7	The continuing directors may act notwithstanding any vacancy in their body.
10.8	The directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.
10.9	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.
10.10	Section 175 of the Act shall not apply to the Company.

11  PROCEEDINGS OF DIRECTORS

11.1	Any one director of the Company may call a meeting of the directors by sending a written notice to each other directors.
11.2	The directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.
11.3	A director is deemed to be present at a meeting of directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.
11.4	Until the consummation of a Business Combination, a director may not appoint an alternate. Following the consummation of a Business Combination, a director may by a written instrument appoint an alternate who need not be a director.
11.5	A director shall be given not less than three days’ notice of meetings of directors, but a meeting of directors held without three days’ notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a director at a meeting shall constitute waiver by that director. The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.
11.6	A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of directors, unless there are only two directors in which case the quorum is two.
11.7	A director may by a written instrument appoint an alternate who need not be a director and the alternate shall be entitled to attend meetings in the absence of the director who appointed him and to vote or consent in place of the director until the appointment lapses or is terminated.
11.8	If the Company has only one director the provisions herein contained for meetings of directors do not apply and such sole director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.
11.9	At meetings of directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the directors present shall choose one of their number to be chairman of the meeting. If the directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate director shall be deemed to be the same age as the director that he represents) shall take the chair.
11.10	An action that may be taken by the directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of directors consented to in writing by all directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last director has consented to the resolution by signed counterparts.

12  COMMITTEES

12.1	The directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2	The directors have no power to delegate to a committee of directors any of the following powers:
(a)	to amend the Memorandum or the Articles;
(b)	to designate committees of directors;
(c)	to delegate powers to a committee of directors;
(d)	to appoint directors;
(e)	to appoint an agent;
(f)	to approve a plan of merger, consolidation or arrangement; or
(g)	to make a declaration of solvency or to approve a liquidation plan.
12.3	Regulations 12.2(b) and (c) do not prevent a committee of directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.
12.4	The meetings and proceedings of each committee of directors consisting of 2 or more directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13  OFFICERS AND AGENTS

13.1	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.
13.2	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board to preside at meetings of directors and Members, the Chief Executive Officer to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer, the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.
13.3	The emoluments of all officers shall be fixed by Resolution of Directors.
13.4	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.
13.5	The directors may, by a Resolution of Directors, appoint any person, including a person who is a director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14  CONFLICT OF INTERESTS

14.1	A director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other directors of the Company.
14.2	For the purposes of Regulation 14.1, a disclosure to all other directors to the effect that a director is a member, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.
14.3	A director of the Company who is interested in a transaction entered into or to be entered into by the Company may:
(a)	vote on a matter relating to the transaction;
(b)	attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and
(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a director, that relates to the transaction, and, subject to compliance with the Act shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15  INDEMNIFICATION

15.1	Subject to the limitations hereinafter provided the Company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:
(a)	is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, key employee, adviser of the Company or who at the request of the Company; or
(b)	is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.
15.2	The indemnity in Regulation 15.1 only applies if the person acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful.
15.3	The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.
15.4	The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.
15.5	The Company may purchase and maintain insurance in relation to any person who is or was a director, officer, key employee, adviser of the Company or was acting in any other significant capacity in relation to the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in the Articles.

16  RECORDS

16.1	The Company shall keep the following documents at the office of its registered agent:
(a)	the Memorandum and the Articles;
(b)	the share register, or a copy of the share register;
(c)	the register of directors, or a copy of the register of directors; and
(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.
16.2	If the Company maintains only a copy of the share register or a copy of the register of directors at the office of its registered agent, it shall:
(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and
(b)	provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of directors is kept.
16.3	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the directors may determine:
(a)	minutes of meetings and Resolutions of Members and classes of Members;
(b)	minutes of meetings and Resolutions of Directors and committees of directors; and
(c)	an impression of the Seal, if any.
16.4	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.
16.5	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17  REGISTERS OF CHARGES

17.1	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:
(a)	the date of creation of the charge;
(b)	a short description of the liability secured by the charge;
(c)	a short description of the property charged;
(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;
(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and
(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18  CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19  SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The directors may provide for a facsimile of the Seal and of the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20  ACCOUNTS AND AUDIT

20.1	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.
20.2	The Company may by Resolution of Members call for the directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.
20.3	The Company may by Resolution of Members call for the accounts to be examined by auditors.
20.4	The first auditors shall be appointed by Resolution of Directors; subsequent auditors shall be appointed by a Resolution of Members or a Resolution of Directors.
20.5	The auditors may be Members, but no director or other officer shall be eligible to be an auditor of the Company during their continuance in office.
20.6	The remuneration of the auditors of the Company:
(a)	in the case of auditors appointed by the directors, may be fixed by Resolution of Directors; and
(b)	subject to the foregoing, shall be fixed by Resolution of Members or in such manner as the Company may by Resolution of Members determine.
20.7	The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Members or otherwise given to Members and shall state in a written report whether or not:
(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and
(b)	all the information and explanations required by the auditors have been obtained.
20.8	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.
20.9	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.
20.10	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

21  NOTICES

21.1	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.
21.2	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.
21.3	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22  VOLUNTARY WINDING UP

22.1	The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

23  BUSINESS COMBINATION

23.1	Regulations 23.1 to 23.12 and Regulation 9.1(b) shall terminate upon consummation of any Business Combination, and, subject to Regulation 23.2 which may not be amended prior to the Business Combination, may not be amended during the Target Business Acquisition Period except as otherwise provided in these Articles.
23.2	In the event that the Company does not consummate a Business Combination during the period following the IPO and up until 19 April 2013 (such date being referred to as the “Termination Date”), this shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price; and (ii) cease all operations except for the purpose of any winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall entitled to receive pro rata redeeming distributions from the Trust Account with respect to any other shares or outstanding securities of the Company. Pursuant to Section 12(2)(a) of the Act, this Regulation 23.2 may not be amended, whether to shorten the 21 month period for the Company to effect a Business Combination or otherwise, prior to the Business Combination.
23.3	Unless a shareholder vote is required by law, or, at the sole discretion of the directors, the directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.
23.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes cast at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.
23.5

  (a)

In the event that a Business Combination is consummated by the Company, the Company will offer to redeem the Shares of any Member issued in the IPO (the “Public Shares”), for cash in accordance to Rule 13e-4 and Regulation 14E of the Securities Act and subject to any limitations (including but not limited to cash requirements) agreed in connection with the negotiation of terms of an initial Business Combination (the “Tender Redemption Offer”). The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.
(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4, the Company will offer to redeem the Public Shares, regardless of whether they voted for or against the Business Combination, for cash, on a pro rata basis, equal to the applicable Per-Share Redemption Price in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the “Redemption Offer”); provided, that any such redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under the Securities Act) will be restricted from seeking redemption with respect to an aggregate of more than ten percent (10%) of the total Public Shares in the event that the Company seeks public shareholder approval of the Business Combination.
(c)	In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 23.5(a) or (b) if such redemptions would cause the Company to have net tangible assets to be less than US$5,000,001.
23.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event or in the event he accepts a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.
23.7	Prior to a Business Combination, the Company will not issue additional Shares or Shares that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.
23.8	Although the directors do not intend to enter into a Business Combination with a Target Business that is affiliated with the Company’s sponsor, its directors or officers, it is not prohibited from doing so. In the event the Company enters into such a Business Combination, the Company or a committee of independent directors, will obtain an opinion from an independent investment banking firm that is a member of FINRA that such a Business Combination is fair to the members of the Company from a financial point of view.
23.9	The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.
23.10	Immediately after the Company’s IPO, the amount of net offering proceeds received by the Company in the IPO (including proceeds of any exercise of the underwriter’s over-allotment option and sponsor warrant proceeds) described in the Company’s registration statement on Form S-1 filed with the SEC (the “Registration Statement”) at the time it goes effective shall be deposited and thereafter held in the Trust Account. Neither the Company nor any officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, (ii) an Automatic Redemption Event, or (iii) in payment of the redemption price to a redeeming Member as herein provided or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with these Articles, in each case in accordance with the trust agreement governing the Trust Account; provided that (a) all interest that may be released (as described in the Registration Statement) from time to time to the Company to cover operating expenses, and (b) the Company is entitled to withdraw such amounts from the Trust Account from time to time as would be required to pay any taxes on the interest earned on the Trust Account.

23.11	If a Member (other than an Insider) who, individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under the Securities Act (other than an Insider), owns or controls more than ten percent (10%) of the total Public Shares which would ordinarily be entitled to vote, then the Member(s) or parties acting in concert or as a group (as the case may be) shall only be entitled to vote a maximum of ten percent (10%) of the Public Shares in the Company (pro rata to their respective holdings, as applicable). For the purposes of any resolutions, consents or other votes that may be required, the Public Shares in excess of this ten percent (10%) threshold shall not be entitled to vote and all additional Shares (the “Excess Shares”) shall be voted by the Founders. This Regulation 23.11 shall be interpreted to be consistent with Clause 6 of the Memorandum. For the purposes of this Regulation, an “Insider” means any officer, director or pre-IPO shareholder (and their respective affiliates).
23.12	If the Company seeks shareholder approval of the Business Combination and does not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, prior to the consummation of the Business Combination, the Company is permitted to release from the Trust Account amounts necessary to purchase up to fifteen percent (15%) of the Public Shares (“Open Market Purchases”) at any time commencing after the filing of a preliminary proxy statement for the Business Combination and ending on the date of the shareholder meeting to approve the Business Combination. Purchases will be made only in open market transactions at times when the Company is not in possession of any material non-public information and may not be made during a restricted period under Regulation M of the Exchange Act. It is intended that purchases will comply with Rule 10b-18 of the Exchange Act, which provides a safe harbour for purchases made under certain conditions, including with respect to timing, pricing and volume of purchases. Any purchases the Company makes will be made in cash (inclusive of commissions) on a pro-rata basis not to exceed the per share amount then held in the Trust Account.

24  CONVERSION AMENDMENT RIGHTS

24.1	In connection with the Extension Amendment, for those holders of Public Shares also electing to convert their Public Shares into a pro-rata portion of the funds held in the Trust Account (the “Conversion Amendment” and “Withdrawal Amount”), the Company shall redeem the Public Shares so tendered as part of the Conversion Amendment, remove the Withdrawal Amount from the Trust Account and deliver to such holders of Public Shares so tendered their pro-rata portion of the Withdrawal Amount.

We, Ogier Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association.

Dated: 13 January 2011

Incorporator

Karen Fahie and Stephen Osmont
Authorised Signatory
Ogier Fiduciary Services (BVI) Limited

ANNEX B

AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

Amendment, dated as of January [  ], 2013 (the “Amendment”), to the Investment Management Trust Agreement, dated as of April 15, 2011 (the “IMTA Agreement”), by and between Global Cornerstone Holdings Limited, a British Virgin Islands business combination (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the IMTA Agreement.

WHEREAS, the Company consummated its initial public offering in April 2011 and deposited $80,000,000 into the Trust Account; and

WHEREAS, the Company sought the approval of its Public Shareholders to amend and restate the Company’s memorandum and articles of association extending the date by which the Company must consummate its initial business combination from January 20, 2013 to April 19, 2013 (the “Extension Amendment”);

WHEREAS, the Company sought the approval of its Public Shareholders to amend and restate the Company’s memorandum and articles of association permitting Public Shareholders to elect to convert their Public Shares (the “Conversion”) into a pro rata portion of the funds held in the Trust Account if (i) the Extension Amendment and IMTA Amendment are approved, (ii) the amendment to the Company’s memorandum and articles of association is filed with Registry of Corporate Affairs in the British Virgin Islands and (iii) this Amendment is executed (the “Conversion Amendment Proposal”);

WHEREAS, the Company sought the approval of its Public Shareholders to amend the IMTA Agreement to: (a) permit the withdrawal of an amount equal to the pro rata portion of funds available in the Trust Account relating to the Public Shares converted pursuant to the Conversion (the “Withdrawal Amount”) from the Trust Account and (ii) extend the date on which to liquidate the Trust Account from January 20, 2013 to April 19, 2013 (the “IMTA Amendment Proposal” and, together with the Extension Amendment Proposal and the Conversion Amendment Proposal, the “Shareholder Proposals”); and

WHEREAS, holders of sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares have approved the Shareholder Proposals.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the IMTA Agreement as set forth herein:

1.  Agreements and Covenants of Trustee.

1.1.  Section 1(i).  Section 1(i) is hereby amended and restated in its entirety so that it now reads in full as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B hereto, signed on behalf of the Company by an executive officer and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed by the Company; provided, however, that in the event that a Termination Letter has not been received by the Trustee by 11:59 P.M. New York City time on April 19, 2013 (“Termination Date”), the Trust Account shall be liquidated as soon as practicable thereafter in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders of record at the close of trading (4:00 P.M. New York City time) on the applicable Termination Date. For the purposes of clarity, any transmission of such Termination Letter electronically, whether by facsimile, electronic mail (e-mail), PDF or otherwise, shall constitute an original of such Termination Letter hereunder.

1.2.  Section 2(d).  Section 2(d) is hereby amended and restated in its entirety so that it now reads in full as follows:

(d)  The Trustee shall, upon and in accordance with the written instruction of the Company, disburse to the Public Shareholders who (i) elected to convert the ordinary shares they purchased in the IPO (the “Public Shares”) pursuant to the Conversion and gave notice of exercise of their conversion rights (the “Converting Shareholders”) and (ii) delivered the Public Shares to the Company’s transfer agent prior to the vote on the Conversion Amendment Proposal, by wire transfer or check (as directed by the Company in its instruction letter) and out of the Property, the amount indicated by the Company as required to pay the Converting Shareholders.

1.3.  Section 2(e).  Section 2(e) is hereby amended and restated in its entirety so that it now reads in full as follows:

(e)  In no event shall the payments authorized by Sections 2(a) and 2(b) cause the amount in the Trust Account to fall below the amount initially deposited into the Trust Account as Property. Except as provided in Sections 2(a), 2(b), 2(c) and 2(d) above, no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) hereof.

1.4.  Section 2(f).  Section 2(f) is hereby added to the IMTA Agreement so that it reads in full as follows:

(f)  The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to such funds, and the Trustee has no responsibility to look beyond such request.

1.5.  Section 4(k).  Section 4(k) is hereby amended and restated in its entirety so that it now reads in full as follows:

(k)  Verify calculations, qualify or otherwise approve Company requests for distributions pursuant to Sections 1(i), (2(a), 2(b), 2(c) or 2(d).

1.6.  Section 7(c).  Section 7(c) is hereby amended and restated in its entirety so that it now reads in full as follows:

(c)  This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 2(a), 2(b), 2(c), 2(d) and 2(e) (which may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Ordinary Shares except that no such amendment will affect any public shareholder who has otherwise either (i) indicated his election to redeem his Ordinary Shares or (ii) has not consented to any extension to the time he would be entitled to a return of his pro rata amount in the Trust Account), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury and the right to set-off as a defense. The Trustee may request an opinion from Company counsel as to the legality of any proposed amendment as a condition to its executing such amendment.

2.  Miscellaneous.

2.1.  Governing Law.  The validity, interpretation, and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles. The parties agree that all actions and proceedings arising out of this Amendment or any of the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Amendment or the transactions contemplated hereby.

2.2.  Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

2.3.  Entire Agreement.  This Amendment sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Except as set forth in this Amendment, provisions of the IMTA Agreement which are not inconsistent with this Amendment shall remain in full force and effect.

2.4.  Severability.  This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.5  Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the IMTA Agreement as of this      day of January, 2013.

GLOBAL CORNERSTONE HOLDINGS LIMITED By:	Name: James E. Dunning, Jr. Title: Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee By:	Name: Frank Di Paolo Title: Chief Financial Officer

PROXY

GLOBAL CORNERSTONE HOLDINGS LIMITED
SPECIAL MEETING OF STOCKHOLDERS
January 15, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF GLOBAL CORNERSTONE HOLDINGS LIMITED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

The undersigned shareholder of Global Cornerstone Holdings Limited, a British Virgin Islands business company (the “Company” or “Global Cornerstone”), having read the Notice of Special Meeting of Shareholders and the proxy statement dated January 15, 2013, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints James D. Dunning, Jr. and Byron I. Sproule, or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all ordinary shares which the undersigned may be entitled to vote at the Special Meeting of Shareholders of Global Cornerstone to be held at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017 at 10:00 a.m., Eastern Time, on January 15, 2013, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COMPE BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING, IF SUBMITTED TO A VOTE OF THE SHAREHOLDERS, A MOTION TO ADJOURN THE SPECIAL MEETING TO ANOTHER TIME OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

Proxy cards properly executed and returned without direction will be voted “FOR” the proposals.

Proposal 1 — The Extension Amendment

Amend Global Cornerstone’s memorandum and articles of association to extend the date by which Global Cornerstone must consummate its initial business combination from January 20, 2013 to April 19, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2 — The Conversion Amendment

Amend Global Cornerstone’s memorandum and articles of association to permit holders of ordinary shares issued in Global Cornerstone’s initial public offering (referred to as the “IPO” and such shares sold in the IPO referred to as the “Public Shares”) to elect to convert their Public Shares (referred to as the “Conversion”) into a pro rata portion of the funds held in the trust account established at the time of the IPO (referred to as the “trust account”) if (i) the Extension Amendment and IMTA Amendment are approved, (ii) an amendment to Global Cornerstone’s memorandum and articles of association reflecting the Extension Amendment and Conversion Amendment is filed with the Registry of Corporate Affairs in the British Virgin Islands and (iii) the IMTA Amendment is executed.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Regardless of how you vote on Proposal No. 2, if you hold ordinary shares of Global Cornerstone issued in the IPO you may exercise your conversion rights and demand that Global Cornerstone convert your ordinary shares into a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. Holders of Public Shares who do not convert their Public Shares in connection with the approval of the Extension Amendment, the Conversion Amendment and the IMTA Amendment will retain their ability to vote on an initial business combination and exercise their redemption rights until the earlier of such shareholder vote or April 19, 2013. If you exercise your conversion rights, then you will be exchanging your ordinary shares of Global Cornerstone for cash and you will no longer own those shares. You will only be entitled to receive cash for those shares if the Extension Amendment, the Conversion Amendment and the IMTA Amendment are approved and completed and you continue to hold these shares through the effective time thereof, and you tender your stock certificate in accordance with the delivery requirements discussed in the proxy statement under the heading “Special Meeting of Global Cornerstone Shareholders — Conversion Rights.”

EXERCISE CONVERSION RIGHTS ☐

CONVERT  PUBLIC SHARES OF THE COMPANY

Proposal 3 — The IMTA Amendment Proposal

Amend the Investment Management Trust Agreement, by and between the Global Cornerstone and Continental Stock Transfer & Trust Company entered into at the time of the IPO to (i) permit the withdrawal of the Withdrawal Amount (as defined in the IMTA) from the trust account and (ii) extend the date on which to liquidate the trust account in accordance with the IMTA to April 19, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN
Dated:

INDIVIDUAL OR JOINT HOLDER:

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Signature (if held jointly)

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CORPORATE OR PARTNERSHIP HOLDER:

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By:

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Its:

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